AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 27, 2026
SECURITIES ACT FILE NO. 002‑30447
INVESTMENT COMPANY ACT FILE NO. 811‑01728
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933:	[X]

Pre‑Effective Amendment No.	[ ]

Post-Effective Amendment No. 86	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940:	[X]

Amendment No. 65	[X]
(Check Appropriate Box or Boxes)
NICHOLAS FUND, INC.
(Exact Name of Registrant as Specified in Charter)

411 East Wisconsin Avenue
Milwaukee, WI	53202
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code (414) 272‑4650
Jennifer R. Kloehn, Senior Vice President
Nicholas Fund, Inc.
411 East Wisconsin Avenue
Milwaukee, WI 53202
(Name and Address of Agent for Service)
WITH A COPY TO:
K. Thor Lundgren, Esq.
Jason T. Thompson, Esq.
Michael Best & Friedrich LLP
100 East Wisconsin Avenue, Suite 3300
Milwaukee, WI 53202
It is proposed that this filing will become effective (check appropriate box):
[ ]	Immediately upon filing pursuant to paragraph (b) of Rule 485.
[ x ]	On February 28, 2026 pursuant to paragraph (b) of Rule 485.
[ ]	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
[ ]	On (date) pursuant to paragraph (a)(1) of Rule 485.
[ ]	75 days after filing pursuant to paragraph (a)(2) of Rule 485.
[ ]	On (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS
FEBRUARY 28, 2026
Nicholas Fund, Inc. – NICSX
C O N S I S T E N C Y i n a W O R L D o f C H A N G E

Nicholas Fund, Inc.’s (the “Fund”) investment objective is long-term growth.
The Securities and Exchange Commission has not approved or disapproved of the Fund’s shares or determined whether this prospectus is truthful or complete.
Any representation to the contrary is a criminal offense.
WWW.NICHOLASFUNDS.COM

SUMMARY
Investment Objective
The Fund strives to increase the value of your investment over the long-term (“long-term growth”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Wire Redemption Fee	$15.00
Exchange Fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution (12b‑1) Fees	None
Other Expenses	0.05%
Total Annual Fund Operating Expenses	0.70%
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

	One Year	Three Years	Five Years	Ten Years
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:	$72	$224	$390	$871
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses in the example, affect the Fund’s performance. During the seven months ended October 31, 2025, the Fund’s portfolio turnover rate was 9.04% of the average value of the portfolio.
Principal Investment Strategies
To pursue the Fund’s investment objective of long-term growth, it primarily invests in common stocks of domestic small, medium- and large‑sized companies believed to have growth potential. The Fund believes a company’s annual sales volume and market capitalization (the number of shares outstanding multiplied by the per share price) are the factors most illustrative of a company’s size. In distinguishing company size in terms of sales volume, the Fund considers a company’s sales volume relative to peer companies in the company’s industry. In terms of market capitalization, the Fund generally considers companies with market capitalizations within the range of the Russell 2000 Index as “small,” within the range of the Russell Midcap Index as “medium” and within the range of the Standard & Poor’s 500 Index as “large.” The Fund looks for established companies with the potential for superior growth in sales and earnings in a diversified group of industries. The Fund’s investment philosophy is basically a long-term growth philosophy, based upon the assumption that if a company achieves superior growth in sales and earnings, eventually the company’s stock will achieve superior performance. It is anticipated that a major portion of the Fund’s portfolio will be invested in common stocks of the types of companies, and in the manner, as described above.
Principal Risks of Investing
As with any mutual fund, the Fund cannot guarantee that it will achieve its goals or that its performance will be positive over any period of time. The Fund’s investments change in value. Consequently, the value of your Fund shares may change. If the value of the Fund shares or the values of the Fund’s investments go down, you may lose money.
The principal risks of investing in the Fund are:

•
Market Risk – Market risk involves the possibility that the value of the Fund’s investments will fluctuate as the stock market fluctuates over short- or longer-term periods. Common stock prices tend to be more volatile than other investment choices.

•
Portfolio-Specific Risk – From time to time, the value of an individual company may decline due to a particular set of circumstances affecting that company, its industry or certain companies within the industry, while having little or no impact on other similar companies within the industry. Although the Fund will invest most of its assets in the securities of medium- and large‑sized companies, the Fund may face additional risks due to its investments in small‑sized companies. Securities of small- to medium‑sized companies often fluctuate in price more than common stocks of larger companies.

•
Selection Risk – The Fund also faces selection risk, which is the risk that the stocks the Fund purchases will underperform markets or other mutual funds with similar investment objectives and strategies.

•
Public Health Threats Risk – Threats to public health can have a negative impact on the global economy and financial markets, which could adversely affect the securities held by the Fund. Impacts of public health threats may last for an extended period of time and result in a substantial economic downturn. Health crises caused by outbreaks may exacerbate other pre‑existing political, social and economic risks and disrupt normal market conditions and operations. The impact of an outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the worldwide economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. These developments as well as other events could result in further market volatility and negatively affect security prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets. As a result, the risk environment remains elevated. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

•
Cybersecurity Risk – The Fund, its service providers, and third party fund distribution platforms, and your ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other issues, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. The occurrence of any of these issues could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on the Fund or its shareholders. Cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Since there are risks inherent in all investments in securities, there is no assurance that the Fund’s objective will be achieved.
Performance
The bar chart shown below provides some indication of the risks of investing in the Fund. The chart shows the variability of the Fund’s total return for the last ten calendar years(1). Updated performance information for the Fund is available on our website at www.nicholasfunds.com.

(1)	The Fund’s fiscal year end is October 31. As reflected in the bar chart, the Fund’s year‑to‑date return as of December 31, 2025 was 4.47%.
For the ten calendar year periods shown in the above bar chart, the highest quarterly return was 20.12% (for the quarter ended June 30, 2020) and the lowest quarterly return was -18.67% (for the quarter ended March 31, 2020).
This next table shows how the Fund’s average annual total returns for the one, five and ten year periods ending on December 31, 2025 (the Fund’s most recently completed calendar year), compared to the returns of a broad measure of market performance. The table also shows the Fund’s average annual total returns after taxes on distributions and after taxes on distributions and the redemption of all of your Fund shares. After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One Year	Five Year	Ten Year
Nicholas Fund, Inc.
Return Before Taxes	4.47%	11.14%	12.13%
Return After Taxes on Distributions	2.30%	9.16%	10.07%
Return After Taxes on Distributions and Sale of Fund Shares	4.14%	8.58%	9.47%
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
Of course, the Fund’s past performance (before and after taxes) is no guarantee of its future returns.

Investment Adviser
Nicholas Company, Inc. serves as the Fund’s investment adviser (the “Adviser”).
Portfolio Managers
Mr. David O. Nicholas is Lead Portfolio Manager of the Fund and is primarily responsible for the day‑to‑day management of the Fund’s portfolio. Mr. Nicholas is President and a Director of the Fund and has served as Lead Portfolio Manager of the Fund since August 2016. He formerly served as Associate Portfolio Manager of the Fund from April 2011 to August 2016. Mr. Jeffrey J. Strong has been Co‑Portfolio Manager of the Fund since July 2021 and is a Senior Vice President of the Fund.
Purchase and Sale of Fund Shares
The minimum initial investment for the Fund is $500. The minimum subsequent investment is $100 except for those shareholders participating in an automatic investment plan established with the Fund, the minimum is $50.
The Fund’s shares are redeemable. Generally, shareholders may redeem some or all of their shares without charge by the Fund on any day when the New York Stock Exchange is open by written request, by telephone request by calling 800‑544‑6547, by accessing your account online at www.nicholasfunds.com or by wire transfer.
Tax Information
Shareholders may receive distributions from the Fund of ordinary income dividends and capital gains, which may be taxable to shareholders.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and its related companies may pay that intermediary for the sale of Fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Ask your intermediary or visit your intermediary’s website for more information.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES,
RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS
This section provides a more detailed description of the Fund’s investment objective, its principal investment strategies and related risks. The following questions and answers are designed to help you better understand the principal investment strategies and principal risks of investing in the Fund.
What is the Fund’s investment objective?
The investment objective of Nicholas Fund, Inc. is to increase the value of your investment over the long-term (“long-term growth”).
How does the Fund pursue its investment objective?
The Fund strives to meet its investment objective by investing primarily in a diversified portfolio of equity securities of large-, medium- and small‑sized U.S. companies, which it believes, have growth potential.
The Fund believes a company’s annual sales volume and market capitalization (the number of shares outstanding multiplied by the per share price) are the factors most illustrative of a company’s size. To determine company size in terms of sales volume, the Fund compares a company’s sales volume to peer companies in the company’s industry. In terms of market capitalization, the Fund uses the following standard:

Market Capitalization
Small	Within the Range of the Russell 2000 Index
Medium	Within the Range of the Russell Midcap Index
Large	Within the Range of the Standard & Poor’s 500 Index
The Fund’s investment philosophy is basically a long-term growth philosophy, based upon the assumption that if a company achieves superior growth in sales and earnings, eventually the company’s stock will achieve superior performance.
The Fund looks for companies with the potential for superior growth in sales and earnings. The Fund seeks companies that it believes are well positioned to take advantage of emerging, long-term social and economic trends, and have ample financial resources to sustain their growth. The Fund considers a number of factors in assessing a company’s value, including:

•	a company’s strategic position in its industry;

•	sales and earnings growth;

•	product development;

•	quality of management;

•	overall business prospects; and

•	a company’s price‑to‑earnings ratio (including an analysis of such ratio in relation to the company’s growth rate and industry trends).
In general, income is not a significant factor in selecting the Fund’s investments. The Fund does not have a pre‑set asset allocation strategy which requires that it maintain a specific percentage of its assets in equity-related securities (i.e., stocks) and income-related securities (i.e., bonds). In addition, there is no minimum percentage of the Fund’s assets which must be invested in the securities of companies in any particular industry or group of industries. The Fund may not invest more than 5% of its total net assets in the securities of any one company, and not more than 25% of the value of the Fund’s total net assets may be concentrated in companies in any particular industry or group of related industries. In addition, the Fund may not hold more than 10% of the voting securities of any one company.
The Fund may hold an investment for any length of time, and may buy or sell securities whenever the Fund sees an appropriate opportunity. The Fund may reduce or sell investments in companies if there is an actual or perceived deterioration in the fundamentals of a company (including the company’s financial condition or performance, management-related problems, product-line or service-

line issues, or industry problems). The Fund also may reduce or sell investments in companies if a company’s stock price appreciates excessively in relation to its fundamental prospects. Investments in companies also may be sold if they fail to realize their growth potential or if there are other more attractive opportunities elsewhere.
Certain circumstances also may arise in which the Fund takes a temporary defensive position. In the case of a temporary defensive position, which could arise from adverse market, economic, political or other conditions, the Fund may hold up to 100% of its portfolio in cash, cash equivalents or U.S. government securities. During any period in which the Fund maintains such a temporary defensive position, it may not achieve its investment objective.
Percentage limitations generally apply on the date of investment by the Fund to the extent permitted by the Investment Company Act of 1940, as amended. Thus, if an investment satisfies a percentage restriction when it is made, no violation of that restriction is created by changes afterwards in the market value of the investment or total assets of the Fund.
What are the principal risks of investing in Nicholas Fund?
Market Risk. The value of the Fund’s investments, and therefore, the value of your Fund shares, may go up or down. Value changes in the Fund’s investments and consequently, your Fund shares, may occur because among other things, a particular stock market fluctuates. Stock markets tend to move in cycles, with periods when stock prices generally go up, known as “bull markets,” and periods when stock prices generally go down, referred to as “bear markets.” Stock prices in general may decline over short or extended periods. Thus, there is a possibility that the value of the Fund’s investments will decrease because of declines in the stock market, regardless of the success or failure of the operations of the Fund’s portfolio companies. At other times, there are specific factors that may adversely affect the value of a particular investment of the Fund, which in turn may reduce the value of the Fund’s investments, and consequently, your Fund shares.
Portfolio-Specific Risk. From time to time, the value of an individual company may decline due to a particular set of circumstances affecting that company, its industry or certain companies within the industry, while having little or no impact on similar companies within the industry. Because the Fund invests its assets in the securities of small- and medium‑sized companies the Fund may be subject to additional risks. Small‑sized companies often have a limited market for their securities and limited financial resources, and are usually more affected by changes in the economy. Securities of small- to medium‑sized companies also often fluctuate in price more than common stocks of larger companies. If the values of the Fund’s investments in small- to medium‑sized companies decrease, the value of the Fund’s shares also may go down.
Selection Risk. The Fund also is subject to selection risk, which is the risk that the stocks the Fund buys will underperform the markets or other mutual funds with similar investment objectives and strategies.
Public Health Threats Risk. Threats to public health can have a negative impact on the global economy and financial markets, which could adversely affect the securities held by the Fund. Impacts of public health threats may last for an extended period of time and result in a substantial economic downturn. Health crises caused by outbreaks may exacerbate other pre‑existing political, social and economic risks and disrupt normal market conditions and operations. The impact of an outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the worldwide economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. These developments as well as other events could result in further market volatility and negatively affect security prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets. As a result, the risk environment remains elevated. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Cybersecurity Risk. The Fund, its service providers, and third party fund distribution platforms, and your ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other issues, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. The occurrence of any of these issues could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on the Fund or its shareholders. Cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.
Risks Related to Certain Other Portfolio Investments and Strategies. The Fund may use other investment strategies. These strategies and the associated non‑principal risks are described in further detail in the Fund’s Statement of Additional Information (“SAI”), which is incorporated by reference herein.
Disclosure of Portfolio Holdings. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. There can be no assurance that the Fund’s policies with respect to information about its portfolio securities will be effective or protect the Fund from the potential misuse of holdings by individuals or firms in possession of that information. The Fund’s complete portfolio holdings are made available to the public on a quarterly basis generally no later than 60 days after the end of each calendar quarter end. A summary of the Fund’s portfolio composition is also posted to the Fund’s website at www.nicholasfunds.com under the heading “Quarterly Factsheet” generally 10 days or more following a calendar quarter end. This summary composition may include the Fund’s top ten holdings and a breakdown by sector.
The Fund may use many different investment strategies in seeking its investment objective, and it has certain investment restrictions. These strategies and certain of the restrictions and policies governing the Fund’s investments are explained in detail in the Fund’s SAI, which is incorporated by reference herein. If you would like to learn more about how the Fund may invest and the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities, you should request a copy of the SAI. To learn how to obtain a copy, see the back cover page of this Prospectus.
As with any mutual fund, there can be no guarantee that the Fund will achieve its goals or that you will not lose money on your investment. There is no guarantee that the Fund’s performance will be positive over any period of time. In view of the risks inherent in all investments in securities, there is no assurance that the Fund’s objective will be achieved.

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been derived from the Fund’s financial statements which have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements and related notes, are included in the Fund’s Form N‑CSR filed with the SEC, which may be obtained without charge by writing or calling the Fund.

	Seven Months Ended October 31,		Years Ended March 31,
	2025*		2025	2024	2023	2022	2021
NET ASSET VALUE, BEGINNING OF PERIOD	$89.46		$95.25	$75.77	$80.56	$80.14	$56.53
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income(1)	.11		.28	.32	.21	.15	.33
Net gain (loss) on securities (realized and unrealized)	8.94		1.54	25.06	(3.43)	10.51	28.49

Total from investment operations	9.05		1.82	25.38	(3.22)	10.66	28.82

LESS DISTRIBUTIONS
From net investment income	—		(.28)	(.32)	(.19)	(.20)	(.34)
From net capital gain	(4.83)		(7.33)	(5.58)	(1.38)	(10.04)	(4.87)

Total distributions	(4.83)		(7.61)	(5.90)	(1.57)	(10.24)	(5.21)

NET ASSET VALUE, END OF PERIOD	$93.68		$89.46	$95.25	$75.77	$80.56	$80.14

TOTAL RETURN	10.41%	(2)	1.84%	34.93%	(3.86)%	13.42%	51.97%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$4,179.5		$3,986.5	$4,177.7	$3,256.2	$3,582.6	$3,353.3
Ratio of expenses to average net assets	.70%	(3)	.70%	.70%	.71%	.71%	.71%
Ratio of net investment income to average net assets	.20%	(3)	.28%	.39%	.30%	.18%	.46%
Portfolio turnover rate	9.04%	(2)	15.41%	10.67%	15.61%	11.49%	16.74%

(1)	Computed based on average shares outstanding.
(2)	Not annualized.
(3)	Annualized.
*	The Fund changed its fiscal year end to October 31 during the period. The period is from April 1, 2025 to October 31, 2025.
Please consider the performance information above in light of the Fund’s investment objectives and policies, and market conditions during the reported time periods. Again, you must remember that historical performance does not necessarily indicate what will happen in the future. The value of your Fund shares may go up and down.

THE FUND’S INVESTMENT ADVISER
Nicholas Company, Inc., located at 411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, is the Fund’s investment adviser. The Adviser furnishes the Fund with continuous investment service and is responsible for overall management of the Fund’s business affairs, subject to supervision by the Fund’s Board of Directors.
The Adviser is the investment adviser to three other mutual funds and to numerous institutions and individuals with substantial investment portfolios. The additional mutual funds it advises are: Nicholas II, Inc., Nicholas Limited Edition, Inc. and Nicholas Equity Income Fund, Inc. As of December 31, 2025, the Adviser had approximately $5.9 billion in assets under management.
The annual fee paid to the Adviser under the Investment Advisory Agreement is paid monthly and is based on the average net asset value of the Fund, as determined by valuations made at the close of each business day of the month.
The following table illustrates the calculation of the Adviser’s annual fee:

Net Asset Value of the Fund	Annual Fee Calculation (Based on the Average Net Asset Value of the Fund)
Up to and including $50,000,000	0.75 of 1%
In excess of $50,000,000	0.65 of 1%
For the fiscal year ended October 31, 2025, the aggregate fee paid to the Adviser was 0.65% of the Fund’s average net assets. A discussion regarding the basis for the Board of Director’s approval of the Fund’s Investment Advisory Agreement can be found in the Fund’s Semi-Annual Financial Statements and Other Information for the period ended September 30, 2025.
Under an Investment Advisory Agreement with the Fund, the Adviser, at its own expense and without reimbursement from the Fund, furnishes the Fund with office space, office facilities, executive officers and executive expenses (such as health insurance premiums for executive officers). The Adviser also pays all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities.
The Fund pays all of its operating expenses. Operating expenses include, but are not limited to, fees paid for attendance at Board meetings to directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, legal fees and expenses, printing, fees and expenses of any custodian or trustee having custody of Fund assets, postage, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto, and certain other costs related to the aforementioned items. The Fund also pays the Adviser for administrative services provided to the Fund by the Adviser that the Fund is obligated to pay under the Investment Advisory Agreement, subject to certain payment guidelines adopted by unanimous resolution of the Board of Directors. A description of the payment guidelines is included in the Fund’s SAI under “The Fund’s Investment Adviser.”
Mr. David O. Nicholas is the Lead Portfolio Manager of the Fund and is primarily responsible for the day‑to‑day management of the Fund’s portfolio. Mr. Nicholas served as the Associate Portfolio Manager of the Fund from April 2011 to August 2016 and Co‑Portfolio Manager of the Fund from November 1996 through April 2008. Mr. Nicholas is President and a Director of the Fund, a Director of the Adviser and the President, Chief Executive Officer and Chief Investment Officer of the Adviser. Mr. Nicholas also serves as Lead Portfolio Manager to other funds managed by the Adviser, and is a Chartered Financial Analyst. Mr. Jeffrey J. Strong has been Co‑Portfolio Manager of the Fund since July 2021. Mr. Strong is a Senior Vice President of the Fund and a Vice President of the Adviser. Mr. Strong has been employed by the Adviser since April 2021. Prior to joining the Adviser, Mr. Strong was a Portfolio Manager for the State of Wisconsin Investment Board from September 2018 to April 2021 and a research analyst at Heartland Advisors from February 2017 to September 2018 and BMO Asset Management from September 2006 to October 2016. He is a Chartered Financial Analyst.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Fund.
David O. Nicholas is a controlling person of the Adviser through his ownership of 60% of the outstanding voting securities of the Adviser.
PRICING OF FUND SHARES
The Fund’s price per share is the net asset value (“NAV”) of the Fund. The NAV of the Fund is determined by dividing the total value in U.S. dollars of the Fund’s total net assets by the total number of shares outstanding at that time. Net assets of the Fund are determined by deducting the liabilities of the Fund from the total assets of the Fund. Securities of the Fund are valued at market value, or if a market quotation is not readily available, their fair value is determined in good faith using procedures adopted by the Board of Directors. As an example, a market quotation may not be readily available if the trading of a security is halted by its primary exchange and does not resume before the markets close or the primary exchange experiences technical difficulties. If a security is valued using fair value pricing, the Fund’s value for that security is likely to be different than the last quoted market value. The NAV is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m., Eastern Time) on each day the NYSE is open. Therefore, shares of the Fund are not priced on days when the NYSE is closed, which generally is on weekends and national holidays in the U.S.A. For a list of holidays observed by the NYSE, please contact the Fund or see the Fund’s SAI.
Shareholder purchase, redemption and exchange orders are processed using the NAV next calculated after receipt of such request in proper order by the Fund (or an Authorized Agent of the Fund). In order to receive a day’s price, your request must be received in proper order by the close of regular trading on the NYSE. If you request to purchase, redeem or exchange your shares after the NYSE has closed or on a day the NYSE is closed, the NAV will be determined as of the close of the next day the NYSE is open for trading.

PURCHASE OF FUND SHARES

	TO OPEN AN ACCOUNT	TO ADD TO AN ACCOUNT

MINIMUM INVESTMENT	$500	$100 $50 via the Automatic Investment Plan

BY MAIL
Regular Mail:
Nicholas Funds
c/o U.S. Bancorp Global Fund Services
P.O. Box 219301
Kansas City, Missouri 64121-9301

Overnight Mail:
Nicholas Funds
c/o U.S. Bancorp Global Fund Services
Suite 219301
801 Pennsylvania Avenue
Kansas City, Missouri 64105-1307
	Complete and sign the Account Application. Make your check payable to Nicholas Funds.	Send your check along with the Invest by Mail form detached from your confirmation statement. Send your check payable to Nicholas Funds with your account number in the memo field.

BY INTERNET – www.nicholasfunds.com	Go to www.nicholasfunds.com and click on “Online Account Access” located on the home page. Next, click on “New Account Setup”. To open an account you will need to provide your social security number, your bank’s routing information (also known as an ABA number), your bank account number, your mailing address, your residential address and your email address.	Current shareholders can visit www.nicholasfunds.com and click on “Online Account Access” and then “Login Using User ID” to make subsequent investments directly from your pre‑established bank account or to purchase or exchange shares from another fund in the Nicholas complex with the same registration.

BY TELEPHONE – 800‑544‑6547 414‑276‑0535 The Fund must have bank instructions on file to purchase Fund shares this way. Telephone calls will be recorded.	You may not make an initial purchase of Fund shares via the telephone.	Call the Fund’s transfer agent, U.S. Bancorp Fund Services LLC, during business hours (8:00 A.M. to 7:00 P.M. Central Time).

BY WIRE U.S. Bank, N.A. ABA 075000022 U.S. Bancorp Fund Services, LLC Account 112‑952‑137 Nicholas Fund, Inc. (shareholder account number) (shareholder registration)	Complete and send in an Account Application. The completed application must be received in advance of the wire. Call U.S. Bancorp to notify 800‑544‑6547 or 414‑276‑0535.	Call U.S. Bancorp to notify 800‑544‑6547 or 414‑276‑0535.

AUTOMATIC INVESTMENT PLAN U.S. Bancorp 800‑544‑6547 or 414‑276‑0535	Not applicable.	Contact the Fund for additional information.

Other Information about Purchasing Fund Shares
Your application to purchase Fund shares must be in proper order to be accepted may only be accepted by the Fund or an Authorized Agent of the Fund and is not binding until accepted. Once your purchase order has been accepted, you may not cancel or revoke it. All purchase orders must be accompanied by payment in U.S. funds. Purchase of shares will be made in full and fractional shares computed to three decimal places.
Your check should be drawn on a U.S. bank, savings and loan or credit union. Checks are accepted subject to collection at full face value in U.S. funds. To prevent check fraud, third-party checks, Treasury checks, credit card checks, traveler’s checks, starter checks and money orders will not be accepted. The Fund is unable to accept post-dated checks or any conditional order or payment. The transfer agent will charge a $25 fee against your account, in addition to any loss sustained by the Fund, if any payment check is returned to the transfer agent or your Automated Clearing House (“ACH”) transfer does not clear. The Fund will not accept purchase or exchange orders under circumstances or in amounts considered disadvantageous for shareholders.
Under the Automatic Investment Plan, you may purchase Fund shares automatically at regular intervals by authorizing the Fund to withdraw $50 or more from your personal bank account. If your bank rejects your payment, the Fund’s transfer agent will charge a $25 fee to your account. To participate in this plan, you must complete the “Automatic Investment Plan” section of the application and attach a voided check or contact the Fund at 800‑544‑6547 for additional information. Your financial institution must be a member of the Automated Clearing House (ACH) network. Any request to change or terminate your Automatic Investment Plan should be submitted to the transfer agent 5 days prior to the effective date.
In compliance with the USA Patriot Act, please note that the transfer agent, U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”), will verify certain information on your Account Application as part of the Fund’s Anti-Money Laundering Program. As requested on the Application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box alone will not be accepted as a permanent street address. Please contact U.S. Bancorp (800‑544‑6547 or 414‑276‑0535) if you need additional assistance when completing your application. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside of the United States, even if they are U.S. Citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.
If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. In the rare event that the Fund’s transfer agent is unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s net asset value.
You should be aware that deposit of purchase and exchange requests in the mail or with other independent delivery services does not constitute receipt by U.S. Bancorp or the Fund.
Only bank accounts held at domestic financial institutions that are ACH members may be used for telephone or internet transactions. The ability to perform internet and telephone transactions will become effective approximately 7 business days after an application including bank instructions or a change of account options request to add or change bank instructions is received.
During periods of substantial economic or market changes or due to technical difficulties, you may have difficulty making internet or telephone purchases and exchanges. If you are unable to perform your transaction via the internet or by telephone, you may purchase and exchange Fund shares by delivering the request in person or by mail.
Wired funds must be received prior to 4:00 p.m. Eastern Time to be eligible for same day pricing. The Fund and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions. If you are making an initial investment by wire, you must first complete and return to the appropriate address an Account Application.

Due to fixed expenses incurred by the Fund in maintaining individual accounts, the Fund reserves the right to redeem accounts that fall below the minimum investment required due to shareholder redemption (but not solely due to a decrease in net asset value of the Fund). In order to exercise this right, the Fund will give advance written notice of at least 30 days to the accounts below such minimum. The Fund’s transfer agent may charge an activity fee for certain requests, including but not limited to, requesting stop payment on a redemption check and overnight delivery of redemption proceeds.
It is important that the Fund maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account. If the Fund is unable to locate the investor, then it will determine whether the investor’s account can legally be considered abandoned. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. Please proactively contact the Fund at 1‑800‑544‑6547 at least annually to ensure your account remains in active status. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the transfer agent to complete a Texas Designation of Representative form.
Share ownership is electronically recorded. The Fund’s transfer agent will credit the shareholder’s account with the number of shares purchased. Written confirmations are issued for all purchases of Fund shares.
REDEMPTION AND EXCHANGE OF FUND SHARES

BY MAIL
Regular Mail:
Nicholas Funds
c/o U.S. Bancorp Global Fund Services
P.O. Box 219301
Kansas City, Missouri 64121-9301

Overnight Mail:
Nicholas Funds
c/o U.S. Bancorp Global Fund Services
Suite 219301
801 Pennsylvania Avenue
Kansas City, Missouri 64105-1307
Written redemption and exchange requests must include the name of the Fund, the account number(s), the amount of money or number of shares being redeemed or exchanged, the name(s) on the account(s) and the signature(s) of each registered account holder. If an account registration is individual, joint tenants, sole proprietorship, custodial (Uniform Transfer to Minors Act), or general partners, the written request must be signed exactly as the account is registered. If the account is owned jointly, all owners must sign.

BY INTERNET – www.nicholasfunds.com The Fund must have bank instructions on file to redeem Fund shares this way.	Visit www.nicholasfunds.com and click on “Account Access” to redeem or exchange shares to another fund in the Nicholas complex.

BY TELEPHONE – 800‑544‑6547 414‑276‑0535 Telephone calls will be recorded.	Call the Fund’s transfer agent, U.S. Bancorp Fund Services LLC, during business hours (8:00 A.M. to 7:00 P.M. Central Time).

BY WIRE – 800‑544‑6547 414‑276‑0535	Call U.S. Bancorp to request wire redemptions.

SYSTEMATIC WITHDRAWAL PLAN U.S. Bancorp 800‑544‑6547 or 414‑276‑0535	Contact the Fund for additional information.

Other Information about Redeeming and Exchanging Fund Shares
All redemptions and exchanges will be processed immediately upon receipt and written confirmations will be issued for all redemptions and exchanges of Fund shares. Once your redemption or exchange order has been accepted, you may not cancel or revoke it.
The Fund ordinarily pays for redeemed shares within seven days after receipt of a request in proper order, except as provided by the rules of the Securities and Exchange Commission. Redemption payments are normally funded by cash held by the Fund, but in periods of unusually high redemptions, the Fund may be required to sell securities. Although not anticipated, it is possible that conditions may arise in the future which would, in the opinion of the Fund’s Adviser or Board of Directors, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in portfolio securities or other property of the Fund. Redemption proceeds to be wired normally will be wired on the next business day after a NAV is determined. The Fund reserves the right to hold payment up to 15 days or until notified that investments made by check or electronic funds transfer through the ACH network, have been collected, at which time payment will be made. This delay will not apply if you purchased your shares via wire payment.
You may instruct U.S. Bancorp to mail the proceeds to the address of record or to directly mail the proceeds to a pre‑authorized bank account. Proceeds also may be wired to a pre‑authorized account at a commercial bank in the United States. The transfer agent charges a $15 wire redemption fee. In addition, proceeds also may be electronically transferred through the ACH to a pre‑authorized account at no cost. Please contact the Fund for the appropriate form if you are interested in setting your account up with wiring instructions or authorizing electronic transfers.
You can redeem and exchange your shares by internet or telephone unless you decline this option in writing.
During periods of substantial economic or market changes or due to technical difficulties, you may have difficulty making internet or telephone redemptions and exchanges. If you are unable to perform your transactions via the internet or by telephone, you may redeem or exchange your shares by delivering the request in person or by mail.
Procedures for redeeming and exchanging Fund shares by internet or telephone may be modified or terminated at any time by the Fund or its transfer agent. The exchange privilege may be terminated or modified only upon 60 days advance notice to shareholders. Neither the Fund nor its transfer agent will be liable for following instructions communicated by the internet or telephone which they reasonably believe to be genuine. The Fund and its transfer agent will employ reasonable procedures to confirm that instructions received by telephone are genuine, and if they do not, they may be liable for losses due to unauthorized or fraudulent instructions. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. Once you place a telephone transaction request, it cannot be canceled or modified after the regular close of trading on the NYSE (generally, 4:00 p.m., Eastern Time).
The Fund will return and not process requests that contain restrictions as to the time or date redemptions and exchanges are to be effected.
The Fund may require additional supporting documents for redemptions and exchanges made by corporations, executors, administrators, trustees and guardians. Specifically, if the account is registered in the name of a corporation or association, the request must be accompanied by a corporate resolution signed by the authorized person(s). A redemption or exchange request for accounts registered in the name of a legal trust must have a copy of the title and signature page of the trust agreement on file or must be accompanied by the trust agreement and signed by the trustee(s).
For federal income tax purposes, redemptions and exchanges generally are treated as a sale of the shares being redeemed or exchanged. You may recognize a capital gain or loss equal to the difference between the redemption or exchange price and your cost basis for the shares being redeemed or exchanged. An exchange between the funds involving master retirement plans and IRA accounts generally is not a taxable transaction for federal tax purposes. See “Dividends, Distributions and Federal Tax Status” for further information. If you have an individual retirement account (“IRA”) or other retirement plan, you must indicate on your redemption requests whether or not to withhold federal income tax. Unless a redemption request specifies not to have federal income tax withheld, the transaction will be subject to withholding. Shares held in an IRA or other retirement account may be redeemed by telephone. Investors will be asked whether or not to withhold taxes from any distribution. Please consult your current IRA Disclosure Statement for any applicable fees. IRA redemptions may not be conducted using the internet.
Nicholas Company, Inc. also is the Adviser to Nicholas II, Inc. and Nicholas Limited Edition, Inc., which offer both Class I and Class N shares, as well as Nicholas Equity Income Fund, Inc., all of which have investment objectives as discussed in separate prospectuses. You may exchange your shares of the Fund for shares of these other available Nicholas funds or the Fidelity Investments Money Market Funds: Government Portfolio. The Fidelity Investments Money Market Funds: Government Portfolio is a money market mutual fund available for you to respond to changes in your goals or market conditions and is not affiliated with the Fund or the Adviser.
If you choose to exercise the exchange privilege, your shares will be exchanged at their next determined NAV. Exchanges can only occur between identically registered accounts. Minimum investment requirements must be met, with the exception that if you were a shareholder of any of the Nicholas Funds discussed above as of March 1, 2005, you may qualify to exchange into the Class I shares of Nicholas II, Inc. and Nicholas Limited Edition, Inc.
If you are interested in exercising the exchange privilege, you must obtain the appropriate prospectus from Nicholas Company, Inc.
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.
A signature guarantee, from either a Medallion program member or a non‑Medallion program member, is required to redeem shares in the following situations:

•	If ownership is being changed on your account;

•	When redemption proceeds are payable or sent to any person, address or bank account not on record;

•	When a redemption request is received and a change of address has occurred within the last 15 calendar days;

•	For all redemptions in excess of $100,000 from any shareholder account.
The Fund may waive any of the above requirements in certain instances. In addition to the situations described above, the Fund(s) and /or the transfer agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.
Non‑financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.
If you are uncertain about what documents or instructions are necessary in order to redeem and exchange shares, please write or call U.S. Bancorp (800‑544‑6547 or 414‑276‑0535) prior to submitting a request. A redemption or exchange request will not become effective until all documents are received in proper order.
USE OF A PROCESSING INTERMEDIARY TO
PURCHASE AND REDEEM FUND SHARES
You can purchase and redeem shares of the Fund through certain broker-dealers, financial institutions and other service providers (“Processing Intermediaries”). Certain Processing Intermediaries are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. If you invest in the Fund through a Processing Intermediary, the Processing Intermediary rather than you may be the shareholder of record. Processing Intermediaries may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. You should read the program materials provided by the Processing Intermediary in conjunction with this Prospectus before you invest in the Fund this way.
Processing Intermediaries may charge fees or other charges for the services they provide to their customers. Such charges vary among Processing Intermediaries, but in all cases will be retained by the Processing Intermediary and not remitted to the Fund or the Adviser.
The Fund also may enter into an arrangement with some Processing Intermediaries which authorizes them to process purchase and redemption orders on behalf of the Fund on an expedited basis (an “Authorized Agent”). Receipt of a purchase or redemption order by an Authorized Agent will be deemed to be received by the Fund for purposes of determining the NAV of Fund shares to be purchased or redeemed. If you place a purchase order through an Authorized Agent, you will pay the Fund’s NAV next computed after the receipt by the Authorized Agent of such purchase order, plus any applicable transaction charges imposed by the Authorized Agent. For redemption orders placed through an Authorized Agent, you will receive redemption proceeds which reflect the NAV next computed after the receipt by the Authorized Agent of the redemption order, less any redemption fees imposed by the Authorized Agent.
Of course, you do not have to use the services of a Processing Intermediary, or pay the fees that may be charged for such services. You can invest directly with the Fund without a sales charge. If you hold Fund shares through a Processing Intermediary, you must redeem your shares through such Processing Intermediary. In such event, you should contact the Processing Intermediary for instructions on how to redeem. Otherwise, if you originally invested directly with the Fund, you can redeem Fund shares directly through the Fund without a redemption charge.
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Frequent purchases and sales of fund shares may affect shareholders in various ways. Depending on various factors, including but not limited to, the size of the fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents, and the dollar amount, number and frequency of trades, short-term or excessive trading may disrupt the efficient management of the fund’s portfolio, may impact fund performance and may increase brokerage, administrative and other expenses. The Fund reserves the right to reject any purchase request, including exchange requests from other Nicholas Funds, if the Fund regards the request as disruptive or if the Fund deems the request to have the potential to be disruptive. However, the Fund cannot ensure that its efforts will eliminate all risks of market timing.
The Fund discourages disruptive trading in Fund shares for abusive purposes in accordance with the policies and procedures adopted by the Fund’s Board of Directors, which are reasonably designed to detect and discourage disruptive trading. These policies and procedures apply to any account, whether an individual account or an account referred to as an “omnibus account” where a financial intermediary holds Fund shares for a number of its customers in one account. Because there is currently no generally applied standard in the marketplace as to what level of trading activity is abusive, the Board of Directors elected not to adopt rigid rules specifying what activity is abusive or how suspected abusive activity will be addressed. In adopting the Fund’s policies and procedures, the Board of Directors determined that it would be in the best interests of shareholders to provide flexibility in dealing with such activities.
Under the Fund’s policies and procedures, the Fund currently uses various methods to deter disruptive activity in both individual and omnibus accounts, including but not limited to, selective monitoring of trading activity and undertaking preventive action designed to discourage and preclude disruptive traders from entering the Fund. We may consider trading in the Fund’s shares to be disruptive if we detect one or more of the following in an account:

•	Shares traded out of the Fund within a short period of time after the shares were purchased;

•	Two or more purchases and redemptions are made within a short period of time;

•	A series of transactions within the Fund that is indicative of a timing pattern or strategy; or

•	One or more large trades relative to the Fund’s overall size.

The Fund reserves the right to take responsive action to trading activity deemed disruptive by the Fund’s compliance committee, even though such trades may not fall into one or more of these categories.
In connection with our review of suspected disruptive trading, we may, at our option, contact the individual or entity or the financial intermediary believed to be engaged in or to have facilitated such trading. If we reasonably believe that the trading was disruptive, we will ask that investor or financial intermediary to refrain from such activity in the future. In addition, the investor or financial intermediary may be restricted from future purchases into the Fund and may also be restricted from future purchases of shares offered by any of the funds in the Nicholas fund complex.
In determining what action to take with respect to suspected disruptive trading activity, the Fund will act in a manner that is consistent with the best interests of the Fund’s shareholders by making independent assessments of instances or patterns of potentially improper conduct in a manner consistent with the policies and procedures approved by the Board of Directors.
While the Fund does not accommodate market timing activities engaged in for abusive purposes, the methods used by the Fund to deter and detect market timing activities involve judgments that are inherently subjective and our response to potentially disruptive trading activity may not be uniform. This means that the Fund may not take remedial action against investors detected engaging in a disruptive trade for reasons believed by the Fund to be legitimate and non‑abusive. Examples of legitimate trading activities include, but may not be limited to, asset allocation, dollar cost averaging, emergency liquidations, estate planning measures or similar activities that may nonetheless arguably result in disruptive trading of Fund shares.
There is a risk that the Fund’s policies and procedures will prove ineffective in whole or in part to detect or prevent abusive market timing activities. For example, it may be difficult for the Fund to identify such activities engaged in by investors through the use of omnibus accounts administered by financial intermediaries who transmit purchase, exchange, or redemption orders to the Fund on behalf of their customers who are the beneficial owners. Short-term trading by these investors is likely to go undetected by the Fund.
If the Fund is unable to detect and deter trading abuses, the Fund’s performance, and its long-term shareholders, may be harmed. In addition, because the Fund has not adopted specific limitations or restrictions on the trading of Fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from excessive or disruptive trading of Fund shares, even when the trading is not for abusive purposes.
TRANSFER OF FUND SHARES
You may transfer Fund shares in instances such as the death of a shareholder, change of account registration, change of account ownership and in cases where shares of the Fund are transferred as a gift. You can obtain documents and instructions necessary to transfer Fund shares by writing or calling U.S. Bancorp (800‑544‑6547 or 414‑276‑0535) prior to submitting any transfer requests.
DISTRIBUTION OF FUND SHARES
Quasar Distributors, LLC (the “Distributor”), 190 Middle Street, Suite 301, Portland, Maine, 04101, serves as the distributor and principal underwriter of the Funds’ shares. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”).
DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS
The Fund intends to qualify annually as a “regulated investment company” under the Internal Revenue Code of 1986 and intends to take all other action required to ensure that little or no federal income or excise taxes will be payable by the Fund. As a result, the Fund generally will seek to distribute to its shareholders substantially all of its net investment income and net realized capital gain in one or more distributions for each fiscal year.

For federal income tax purposes, dividends and distributions by the Fund, whether received in cash or invested in additional shares of the Fund, will be taxable to the Fund’s shareholders, except those shareholders that are not subject to tax on their income. Net realized long-term gains are paid to shareholders as capital gain distributions. Income distributed from the Fund’s net investment income and net realized short-term gains are paid to shareholders as ordinary income dividends. Distributions generally will be made in June and December of each year. Distributions may be taxable at different rates depending on the length of time the Fund holds a security. The Fund will provide information to shareholders concerning the character and federal tax treatment of all dividends and distributions. If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current net asset value, and to reinvest all subsequent distributions.
At the time of purchase of Fund shares, the Fund may have undistributed income or capital gains included in the computation of the NAV. Therefore, a dividend or capital gain distribution received shortly after such purchase by a shareholder may be taxable to the shareholder, although it is, in whole or in part, a return of capital and may have the effect of reducing the NAV.
Under federal law, some shareholders may be subject to “backup withholding” on reportable dividends, capital gain distributions (if any) and redemption payments. Generally, shareholders subject to backup withholding will be those (i) who, to the Fund’s knowledge, have furnished an incorrect taxpayer identification number, or (ii) who have failed to declare or underreported certain income on their federal returns. When establishing an account, you must certify under penalties of perjury that the taxpayer identification number you give to the Fund is correct and that you are not subject to backup withholding.
The foregoing tax discussion relates to federal income taxes only and is not intended to be a complete discussion of all federal tax consequences. You should consult with a tax adviser concerning the federal, state and local tax aspects of an investment in the Fund.
DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN
Unless you elect to accept cash in lieu of shares, all dividends and capital gain distributions are automatically reinvested in additional shares of the Fund through the Dividend and Distribution Reinvestment Plan (the “Reinvestment Plan”). You may elect to accept cash on an application to purchase shares, by telephone or by separate written notification. All reinvestments are at the NAV in effect on the dividend or distribution date and are credited to the shareholder’s account. U.S. Bancorp will notify you of the number of shares purchased and the price following each reinvestment period.
You may withdraw from or thereafter elect to participate in the Reinvestment Plan at any time by giving written or telephonic notice to U.S. Bancorp. The Fund’s transfer agent must receive an election prior to the dividend record date of any particular distribution for the election to be effective for that distribution. If an election to withdraw from or participate in the Reinvestment Plan is received between a dividend record date and payment date, it shall become effective on the day following the payment date. The Fund may modify or terminate the Reinvestment Plan at any time on 30 days written notice to participants.
SYSTEMATIC WITHDRAWAL PLAN
If you own $10,000 or more of Fund shares at the current market value, you may open a Systematic Withdrawal Plan (the “Plan”) and receive monthly, quarterly, semiannual or annual payments for any designated amount. You may elect to have a check sent to you at your address of record, or proceeds can be sent directly to your predesignated bank account via electronic funds transfer through the Automated Clearing House network. When you participate in the Plan all income and capital gain dividends should be reinvested in shares of the Fund. U.S. Bancorp reinvests all income and capital gain dividends in shares of the Fund. You may add shares to, withdraw shares from, or terminate the Plan, at any time by contacting the Fund’s transfer agent at least five days prior to the next scheduled withdrawal. Each withdrawal may be a taxable event to you. Liquidation of shares in excess of distributions may deplete or possibly use up the initial investment, particularly in the event of a market decline, and withdrawals cannot be considered a yield or income on the investment. In addition to termination of the Plan by the Fund or shareholders, the Fund’s transfer agent may terminate the Plan upon written notice mailed to the shareholders. Please contact Nicholas Company, Inc. for copies of the Plan documents.
TAX DEFERRED ACCOUNTS
If you are eligible, you may set up one or more tax deferred accounts. A contribution to certain of these plans also may be tax deductible. The Fund offers the following tax deferred accounts: traditional, Roth, SEP, and SIMPLE IRAs; and Coverdell Savings Accounts for qualified education expenses for children under age 18. A description of applicable service fees and application forms are available upon request from the Fund. These documents also contain a Disclosure Statement which the IRS requires to be furnished to individuals who are considering adopting these plans. It is important that you obtain up‑to‑date information from the Fund before opening a tax deferred account. Investors should consult with their tax adviser or legal counsel before investing in a tax deferred account.

Investment Adviser
NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
Distributor
QUASAR DISTRIBUTORS, LLC
Portland, Maine
Accountant
Dividend Disbursing Agent
Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
414‑276‑0535 or 800‑544‑6547
Custodian
U.S. BANK N.A.
Milwaukee, Wisconsin
Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin
Counsel
MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin

FOR MORE INFORMATION ABOUT THE FUND:
The Fund’s Statement of Additional Information (“SAI”), dated February 28, 2026, contains more detailed information on all aspects of Nicholas Fund, Inc., and is incorporated by reference in this Prospectus. Additional information about the Fund also is available in the Fund’s Annual and Semi-Annual Report to Shareholders. The Fund’s Annual Report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
To request a free copy of the current Annual/Semi-Annual Report, Annual/Semi-Annual Financial Statements and Other Information, SAI or other information about the Fund, or to make shareholder inquiries, please write or call: Nicholas Fund, Inc., 411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, 800‑544‑6547 (toll-free). Along with the Fund’s Annual/Semi-Annual Report and SAI, additional information about the Fund also can be obtained from the Fund’s Internet website at www.nicholasfunds.com/FundMaterials.
Reports and other information about the Fund also are available on the SEC’s Internet website at www.sec.gov. For a duplicating fee, copies of such information may be obtained by electronic request at the following e‑mail address: publicinfo@sec.gov.
For the most current price and return information for the Fund, you may call the Fund at 800‑544‑6547 (toll-free) or 414‑276‑0535 or check the Fund’s website at www.nicholasfunds.com. You also can find the most current price of the Fund’s shares in the business section of your newspaper in the mutual fund section under the heading “Nicholas Group” - “Nich.” If you prefer to obtain this information from an on‑line computer service, you can do so by using the ticker symbol “NICSX” or cusip number 653735100.

Investment Company Act File No. 811-01728

NICHOLAS FUND, INC. - NICSX

STATEMENT OF ADDITIONAL INFORMATION

411 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

414-276-0535

800-544-6547

This Statement of Additional Information is not a prospectus and contains information in addition to and more detailed than that set forth in the current Prospectus of Nicholas Fund, Inc. (the “Fund”), dated February 28, 2026. It is intended to provide you with additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Fund’s current Prospectus, as it may be revised from time to time. The Fund’s Prospectus provides the basic information you should know before investing in the Fund. Additional information about the Fund’s investments are available in the Fund’s Annual and Semi-Annual Reports (“collectively, the “Shareholder Reports”) and in Form N-CSR The Fund’s Annual Report contains a discussion of the market conditions and investment strategies that affected the Fund’s performance during the Fund’s last fiscal year. Form N-CSR contains the Fund’s annual and semi-annual financial statements and other information.

To obtain a free copy of the Fund’s Prospectus, Shareholder Reports and financial statements and other information, please visit www.nicholasfunds.com, or write or call the Fund at the address and telephone number set forth above.

NO LOAD FUND - NO SALES OR REDEMPTION CHARGE BY THE FUND

Investment Adviser

NICHOLAS COMPANY, INC.

February 28, 2026

INTRODUCTION

Nicholas Fund, Inc. (the “Fund”) was incorporated under the laws of Maryland on July 10, 1968. The Fund is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This type of investment company is commonly called a mutual fund. As an open-end investment company, it obtains its assets by continuously selling shares of its common stock, $.50 par value, to the public. Proceeds from such sales are invested by the Fund in securities of other companies. In this manner, the resources of many investors are combined and each individual investor has an interest in every one of the securities owned by the Fund. The Fund provides each individual investor with diversification by investing in the securities of many different companies in a variety of industries and furnishes experienced management to select and watch over its investments. As an open-end investment company, the Fund will redeem any of its outstanding shares on demand of the owner at their net asset value next determined following receipt of the redemption request. The investment adviser to the Fund is Nicholas Company, Inc. (the “Adviser”).

INVESTMENT OBJECTIVES AND INVESTMENT STRATEGIES

The investment objectives and strategies of the Fund described in this Statement of Additional Information (“SAI”), supplement the investment objectives and investment strategies disclosures included in the Fund’s Prospectus under the caption “INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS.” Please read the Prospectus in conjunction with this Statement of Additional Information. Set forth below is additional information on the other Fund investment strategies and permissible investments which the Fund may use in an effort to obtain its primary objectives.

Except as otherwise may be stated, all percentage limitations on the Fund’s investment practices apply at the time of an investment or a transaction. Accordingly, except with respect to borrowing and restrictions on illiquid securities, a later change in any percentage resulting from a change in value of the investment or the total value of the Fund’s assets will not constitute a violation of such restriction.

Certain Other Investment Strategies and Portfolio Investments

From time to time, the Fund may acquire the securities of unseasoned companies (i.e., companies which have a record of less than three years continuous operation) and securities issued in private placements (i.e., securities not registered for purchase by and sale to the public under the Securities Act of 1933, as amended). These types of investments are made by the Fund when the Adviser believes such investments offer the possibility of capital appreciation. The Fund may not invest more than 5% of the Fund’s total assets in the securities of unseasoned companies. In addition, the Fund may not invest more than 10% of the Fund’s total assets in bonds, debentures or other debt securities distributed in private placements.

From time to time, the Fund may acquire debt securities and preferred stock that are convertible into or carry rights to acquire common stock, and other debt securities, such as those selling at substantial discounts. The Fund is not limited as to the maturities of the debt securities in which it invests. These types of investments are made by the Fund when the Adviser believes they offer the possibility of appreciation in value.

The Fund may temporarily invest in investment grade and non-investment grade fixed income securities as a temporary defensive measure when conditions warrant. “Investment grade fixed income securities” are fixed income securities ranked in one of the top four debt security rating categories of any of the nationally recognized statistical rating organizations (“NRSROs”), or unrated but deemed by the Adviser to be comparable in quality to instruments so rated on the date of purchase. However, this policy does not prohibit the Fund from retaining a security if its credit quality is downgraded to a non-investment grade level after purchase. The Fund usually will not invest more than 5% of its total assets in non-investment grade fixed income securities. In the case of a temporary defensive position, the Fund may hold up to 100% of its portfolio in cash, cash equivalents or U.S. government securities. During any period in which the Fund maintains such a temporary defensive position, it may not achieve its investment objective.

The Fund may only enter into repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities. Under such agreements, the Fund buys U.S. Government securities from the bank or primary dealer and simultaneously agrees to sell the securities back to the bank or primary dealer at a mutually agreed upon time and price. Not more than 20% of the Fund’s total net assets, taken at market, may be invested in repurchase agreements; provided, however, that repurchase agreements maturing in more than seven days may not constitute more than 10% of the Fund’s total net assets, taken at market.

The Fund may make borrowings but only for temporary or emergency purposes and then only in amounts not in excess of 5% of the lower of cost or market value of its total net assets.

Except as otherwise may be stated, all percentage limitations on the Fund’s investment practices apply at the time of an investment or a transaction. Accordingly, except with respect to borrowing and restrictions on illiquid securities, a later change in any percentage resulting from a change in value of the investment or the total value of the Fund’s assets will not constitute a violation of such restriction.

INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions, which are matters of fundamental policy and cannot be changed without the approval of the holders of a majority of its outstanding shares or, if it is less, 67% of the shares represented at a meeting of shareholders at which 50% or more of the holders are represented in person or by proxy.

1.

The Fund will not purchase securities on margin, participate in a joint trading account, sell securities short, or act as an underwriter or distributor of securities other than its own capital stock. The Fund will not lend money, except for:

(a)	the purchase of a portion of an issue of publicly distributed debt securities;

(b)

investments in repurchase agreements in an amount not to exceed 20% of the total net assets, taken at market, of the Fund; provided, however, that repurchase agreements maturing in more than seven (7) days will not constitute more than 10% of the total net assets, taken at market; and

(c)

the purchase of a portion of bonds, debentures or other debt securities of types commonly distributed privately to financial institutions in an amount not to exceed 10% of the Fund’s total net assets, taken at market.

2.

The Fund will not purchase or sell real estate or interests in real estate, commodities or commodity futures. The Fund may invest in the securities of real estate investment trusts, but not more than 10% in value of the Fund’s total net assets will be so invested.

3.	The Fund may make temporary bank borrowings (not in excess of 5% of the lower of cost or market value of the Fund’s total assets) for emergency or extraordinary purposes.

4.	The Fund will not pledge any of its assets.

5.

Securities of other regulated investment companies will not be purchased, except on the open market where no commission or profits result, other than the broker’s commission, or as a part of a plan of merger, consolidation or reorganization approved by shareholders of the Fund. No more than 5% of the value of the Fund’s total net assets will be invested in the securities of other regulated investment companies.

6.

Investments will not be made for the purpose of exercising control or management of any company. The Fund will not purchase securities of any issuer if, as a result of such purchase, the Fund would hold more than 10% of the voting securities of such issuer.

7.	Not more than 5% of the Fund’s total net assets, taken at market value, will be invested in the securities of any one issuer (excluding U.S. Government securities).

8.	Not more than 25% of the Fund’s total assets will be concentrated in companies of any one industry or group of related industries.

9.

The Fund will not acquire or retain any security issued by a company, if an officer or director of such company is an officer or director of the Fund, or an officer or director or shareholder or other interested person of the Adviser.

10.	The Fund will not issue senior securities.

Investment Restrictions Which May Be Changed Without Shareholder Approval

The Fund’s Board of Directors (the “Board”) has adopted the following investment restrictions which may be changed by the Board without shareholder approval:

•

No investments are permitted in any securities issued by a company if one or more directors or shareholders or other affiliated persons of its investment adviser beneficially own more than one-half of one percent (0.5%) of such company’s stock or other securities, and all of the foregoing persons owning more than one-half of one percent (0.5%) together own more than 5% of such companies stock or security

•

Not more than 5% of its total net assets may be invested in equity securities which are not readily marketable and in securities of unseasoned companies (companies which have a record of less than three years’ continuous operation)

•	No investments are permitted in interests in oil, gas or other mineral exploration programs (but investments in securities of companies engaged in oil, gas or other mineral activities are permitted)

•	No investments are permitted in puts, calls, straddles, spreads or any combination thereof

•	Not more than 1% of its total net assets may be invested in restricted securities

•	No purchase of securities of any company are permitted if, as a result of such purchase, the Fund would hold more than 10% of the voting securities of such company

•

No investments are permitted in warrants, valued at the lower of cost or market, which exceed 5% of the value of the Fund’s net assets. Included within that amount, but not to exceed 2% of the value of the Fund’s net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value

The Board will give advance notice to shareholders of any change to these investment restrictions.

Except as otherwise may be stated, all percentage limitations on the Fund’s investment practices apply at the time of an investment or a transaction. Accordingly, except with respect to borrowing and restrictions on illiquid securities, a later change in any percentage resulting from a change in value of the investment or the total value of the Fund’s assets will not constitute a violation of such restriction.

Portfolio Turnover Rate

The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, with maturities or expiration dates at the time of acquisition that are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, by cash requirements for redemption of shares and by requirements which enable the Fund to receive favorable tax treatment.

Although the Fund’s primary investment strategy does not include investing for the purpose of seeking short-term profits, securities in the portfolio will be sold whenever the investment adviser believes it is appropriate to do so in light of the Fund’s investment objective without regard to the length of time a particular security may have been held. The Fund changed its fiscal year end to October 31. For the fiscal year ended October 31, 2025, the turnover rate for the Fund was 9.04% compared to 15.41% for the fiscal year ended March 31, 2025. The year-to-year variance in the portfolio turnover rate was the result of both changes in market conditions and investment opportunities available during the fiscal year ended October 31, 2025.

Disclosure of Portfolio Holdings

The Board has approved policies and procedures developed by the Adviser governing the disclosure of the Fund’s portfolio holdings. The policies and procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of Fund shareholders and consistent with applicable law. In addition, the Fund’s policies and procedures are designed to appropriately address the potential for conflicts of interest. There can be no assurance that the policy on portfolio holdings disclosure will be effective in protecting the Fund from the potential misuse of holdings by individuals or firms in possession of that information.

The policy and procedures generally prohibit the disclosure of the Fund’s portfolio schedule until it has been made available to the public through regulatory filing with the Securities and Exchange Commission (“SEC”) or posted to the Fund’s website. The Fund’s complete portfolio holdings are made available to the public on a quarterly basis generally no later than 60 days after the end of each calendar quarter end. A summary of the Fund’s portfolio composition is also posted to the Fund’s website at www.nicholasfunds.com under the heading “Fact Sheet” generally 10 days or more following a calendar quarter end. This summary composition may include the Fund’s top ten holdings and a breakdown by sector.

The policy and procedures provide for certain exceptions to the portfolio holdings release policy described above where (i) disclosures are made for legitimate business purposes, (ii) recipients are subject to a duty of confidentiality and (iii) recipients are subject to a duty to refrain from trading based on the disclosed information or otherwise using the information except as necessary in providing services to the Fund. At the time, the Fund has ongoing arrangements for the disclosure of portfolio holdings for legitimate business purposes with:

1.

Designated employees of the Fund’s Adviser in the course of performing daily operations of the Fund, including but not limited to, portfolio analysis, compliance and administration, who receive such information daily.

2.

Various service providers that require such information in order to assist the Fund with its operations: the Fund’s custodian, currently U.S. Bank N.A., firm providing accounting services, currently U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), independent registered public accounting firm, currently Deloitte & Touche LLP, legal counsel, currently Michael Best & Friedrich LLP, order management system, currently Linedata Services Inc., independent liquidity service, currently ICE Data Pricing & Reference Data LLC, and proxy voting service, currently Institutional Shareholder Services Inc. U.S. Bank N.A, Fund Services, Linedata Services Inc. and Institutional Shareholder Services Inc. receive such information on a daily basis, ICE Data Pricing and Reference Data LLC receives such information on a monthly basis, while Deloitte & Touche LLP and Michael Best & Friedrich LLP receive such information as necessary in connection with professional services provided to the Fund.

3.

Financial printers in connection with the printing of Fund publications for distribution to shareholders and filing with the SEC. Information is provided to printers as soon as practicable after completion of a required reporting period or a reasonable period before a publication target date.

4.	Portfolio analysis services: Bloomberg and FactSet Research Systems Inc. Such information is provided daily.

5.

Rating and ranking organizations in connection with those firms’ research on and classification of the Fund and in order to gather information about how the Fund attributes (such as turnover and industry and sector diversification) compare with those of peer funds, currently provided within 15 days of month-end: Refinitiv, Mellon Analytical Solutions and Morningstar, Inc.

The Adviser’s compliance committee, which is comprised of the Chief Compliance Officer and members of the Adviser’s compliance committee designated by the Chief Compliance Officer, have the authority to authorize portfolio disclosures to other third-party service providers not included herein, such as, rating and ranking organizations and intermediaries that may distribute the Fund’s shares. Each initial disclosure to an entity or organization of the Fund’s portfolio holdings must be authorized by the Chief Compliance Officer or a member of the Adviser’s compliance committee designated by the Chief Compliance Officer in accordance with policies and procedures adopted by the Adviser designed to ensure compliance with the 1940 Act and the Investment Advisor’s Act of 1940.

The Fund and its Adviser do not receive compensation or other consideration relating to the disclosure of information about the Fund’s portfolio securities.

The Fund’s Board of Directors will review this policy periodically as part of its ongoing oversight of the Fund’s compliance program in addition to receiving periodic reports from the Chief Compliance Officer as to the disclosures made under this policy. The Adviser’s compliance committee will review compliance with and the effectiveness of the policies and procedures on an ongoing basis.

INVESTMENT RISKS

This section contains a summary description of the risks of other investment strategies and related investments of the Fund as discussed in this Statement of Additional Information. For a description of the principal risks of investing in the Fund, please see the “ INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS” section in the Fund’s Prospectus. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that you will not lose money on your investment. There is no guarantee that the Fund’s performance will be positive over any period of time.

Other Risks Related to Certain Portfolio Investments and Strategies. Although the Fund generally will invest in the common stocks of large- and medium-sized companies, certain investments the Fund may acquire and certain investment techniques the Fund may use entail other risks:

Liquidity, Information and Valuation Risks of Certain Portfolio Investments. Securities of unseasoned companies and securities issued in private placements, which may be acquired by the Fund from time to time, may be illiquid or volatile making it potentially difficult or impossible to sell them at the time and at the price the Fund would like. In addition, important information about these types of companies, securities or the markets in which they trade may be inaccurate or unavailable. Consequently, it may be difficult to value accurately these securities as well.

Debt Securities and Preferred Stock. From time to time, the Fund may acquire debt securities and preferred stock that are convertible into or carry rights to acquire common stock, and other debt securities, such as those selling at substantial discounts. Debt securities, such as bonds, involve credit risk, which is the risk that the borrower will not make timely payments of principal and interest. Debt securities also are subject to interest rate risk, which is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will move up or down in response to changes in interest rates more than shorter-term securities. The Fund may invest in both short-term and long-term securities. The Fund is not limited as to the maturities of the debt securities in which it invests. The value of preferred stock and debt securities convertible into common stock generally will be affected by its stated dividend rate or interest rate, as applicable, and the value of the underlying common stock. As a result of the conversion feature, the dividend rate or interest rate on convertible preferred stock or convertible debt securities generally is less than would be the case if the security were not convertible. Therefore, the value of convertible preferred stock and debt securities will be affected by the factors that affect both equity securities (such as stock market movements generally) and debt securities (such as interest rates). Some convertible securities might require the Fund to sell the securities back to the issuer or a third party at a time that is disadvantageous to the Fund.

Fixed Income Securities. The Fund’s investments in investment grade and non-investment grade fixed income securities may carry some risk. Investment grade fixed income securities described in the fourth category of the NRSROs possess speculative characteristics. In addition, non-investment grade securities tend to reflect individual corporate developments to a greater extent, tend to be more sensitive to economic conditions and tend to have a weaker capacity to pay interest and repay principal than higher rated securities. Because the market for lower rated securities may be thinner and less active than for higher rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Factors adversely impacting the market value of the Fund investments in fixed income securities also may adversely impact the Fund’s net asset value.

Repurchase Agreements. While the underlying obligation of a repurchase agreement purchased by the Fund is a U.S. Government security, the obligation of the seller to repurchase the security is not guaranteed by the U.S. Government. Delays or losses could result if the bank or primary dealer defaults on its repurchase obligation or becomes insolvent, which could adversely impact the Fund’s net asset value.

Borrowings. The use of borrowings can increase the Fund’s exposure to market risk. If the Fund borrows money to make more investments than it otherwise could or to meet redemptions, the Fund’s share price may be subject to greater fluctuation until the borrowing is paid off.

In view of the risks inherent in all investments in securities, there is no assurance that the Fund’s objectives will be achieved.

THE FUND’S INVESTMENT ADVISER AND ACCOUNTANT

Nicholas Company, Inc., located at 411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, is the Fund’s investment adviser. The Adviser furnishes the Fund with continuous investment service and is responsible for overall management of the Fund’s business affairs, subject to supervision by the Fund’s Board of Directors. The Adviser is the investment adviser to three other mutual funds and to numerous institutions and individuals with substantial investment portfolios.

The annual fee paid to the Adviser is paid monthly and is based on the average net asset value of the Fund as determined by valuations made at the close of each business day of the month. The annual fee is seventy-five one hundredths of one percent (0.75 of 1%) of the average net asset value of the Fund up to and including $50,000,000 and sixty-five one hundredths of one percent (0.65 of 1%) of the average net asset value in excess of $50,000,000. As of the fiscal year ended October 31, 2025, total net assets of the Fund were $4,179,496,799. During the fiscal years ended October 31, 2025 and March 31, 2025 and 2024, the Fund paid the Adviser an aggregate of $15,626,013, $27,378,303 and $23,661,038, respectively, in fees.

Under an Investment Advisory Agreement with the Fund, the Adviser, at its own expense and without reimbursement from the Fund, furnishes the Fund with office space, office facilities, executive officers and executive expenses (such as health insurance premiums for executive officers). The Adviser also pays all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities. In addition, the Fund is required to pay for all of its operating expenses, including, but not limited to, the costs of preparing and printing its registration statements required under the Securities Act of 1933 and the 1940 Act, and any amendments thereto, the expense of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution costs of prospectuses mailed to existing shareholders and to persons making unsolicited requests for information, the cost of stock certificates, reports to shareholders, interest charges, taxes and legal fees and expenses. Other operating expenses that the Fund is required to pay under the Investment Advisory Agreement include accounting and administrative services provided to the Fund by the Adviser. On July 24, 2006, the Board of Directors, including a majority of the independent directors, approved a proposal by the Adviser in accordance with the terms of the Investment Advisory Agreement, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including $2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to $50,000 for such services. Without regard to the actual expenses charged to the Fund by the Adviser, the quality and quantity of services may not be reduced and must be consistent with past practice. During the fiscal years ended October 31, 2025 and March 31, 2025 and 2024, the Fund paid the Adviser an aggregate of $273,227, $473,283 and $436,110, respectively, in accounting and administrative fees. Prior to November 1, 2004, with limited exceptions, the Adviser did not charge, and was not paid by the Fund, for providing such services. Also included as operating expenses that are paid by the Fund are fees of directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing, accounting and tax consulting services, fees and expenses of any custodian or trustees having custody of Fund assets, printing and mailing expenses, postage and charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto, and certain other costs related to the aforementioned items.

The Investment Advisory Agreement with the Adviser is not assignable and may be terminated by either party, without penalty, on 60 days’ notice. Otherwise, the Investment Advisory Agreement continues in effect so long as it is approved annually by (i) the Board of Directors or by a vote of a majority of the outstanding shares of the Fund and (ii) in either case, by the affirmative vote of a majority of directors who are not parties to the Investment Advisory Agreement or “interested persons” of the Adviser or of the Fund, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting for such approval.

David O. Nicholas, President, Lead Portfolio Manager and a Director of the Fund, is President, Chief Executive Officer, Chief Investment Officer and a Director of the Adviser, and is a controlling person of the Adviser through his ownership of 60% of the outstanding voting securities of the Adviser. Jeffrey J. Strong, Senior Vice President and Co-Portfolio Manager of the Fund, is a Vice President of the Adviser. Lawrence J. Pavelec, Senior Vice President and Secretary of the Fund, is Executive Vice President, Secretary and Chief Operating Officer of the Adviser. Jennifer R. Kloehn, Senior Vice President, Treasurer and Chief Compliance Officer of the Fund, is Executive Vice President, Treasurer, Chief Financial Officer and Chief Compliance Officer of the Adviser. K. Thor Lundgren, 790 N. Water Street, Milwaukee, Wisconsin, is a Director of the Adviser. Mr. Lundgren is of counsel with the law firm of Michael Best & Friedrich LLP, Milwaukee, Wisconsin, legal counsel to the Fund and the Adviser.

Effective April 1, 2022, Fund Services serves as an accountant to the Fund. In connection with its duties as an accountant, Fund Services prepares and maintains the books, accounts and other documents required by the 1940 Act, calculates each Fund’s net asset value, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, and keeps and maintains the Fund’s financial accounts and records. For these services, Fund Services receives an asset-based fee. Effective April 1, 2022, Fund Services also serves as a sub-administrator for the Fund and for these services, Fund Services also receives an asset-based fee. In connection with its duties as a sub-administrator, Fund Services provides digital fund data, performance reporting, quarterly IRS compliance testing and tax services to the Fund and combined with its duties as an accountant of the Fund, generally assists in all aspects of the Fund’s accounting.

MANAGEMENT - DIRECTORS AND EXECUTIVE OFFICERS AND PORTFOLIO MANAGERS OF THE FUND

The overall operations of the Fund are conducted by the officers of the Fund under the control and direction of its Board of Directors. The Board of Directors governs the Fund and is responsible for protecting the interests of shareholders. The Board of Directors consists of individuals who meet periodically throughout the year to oversee the Fund’s activities and review the Fund’s performance. This review also includes a periodic review of the fees charged to the Fund. The following table sets forth the pertinent information about the Fund’s officers and directors as of December 31, 2025. Unless otherwise listed, the business address of each director and officer is 411 East Wisconsin Avenue, Milwaukee, WI 53202. For each Director, information concerning the number of other directorships/trusteeships held by the Director has also been included. Each Director’s education, professional training, business, not-for-profit and/or public service background and commitment to participation on the Board and to the interests of Fund shareholders contribute to his qualification to serve on the Board. In addition, the Directors have the following specific experience, qualifications, attributes and skills that are related to each Director’s service in light of the Fund’s business and structure:

Mr. David O. Nicholas has more than twenty-five years of experience in advising the Fund, as well as over thirty-five years of investment management experience in other funds and private accounts.

Mr. John A. Hauser has extensive business experience, including experience related to banking, investment management and financial matters.

Mr. David P. Pelisek has extensive business experience, including experience related to investment management and financial matters.

Ms. Julie M. Van Cleave has extensive business experience, including board service and experience related to financial matters, investment management and risk management.

The Board is comprised of three Independent Directors, i.e., directors who are not “interested persons” as defined in the 1940 Act, and one interested director. Information for the Independent Directors is set forth separately from information for the Interested Director below. The chairman of the Board, John A. Hauser, is an independent director. The role of the chairman includes, among other things, coordinating communications with management and other service providers and assisting with administration of Board operations. The Board’s oversight function involves supervision of the Adviser and the Fund’s operations and its compliance program, with particular focus on risk management, through periodic Board reporting. The Board’s role in overseeing the Fund’s general risks includes receiving performance reports for the Fund and risk management reports from the Fund’s Chief Compliance Officer at each regular Board meeting and regularly receiving reports regarding significant compliance risks. The Board plays a key role overseeing the Fund’s financial reporting and valuation risks.

The standing committees of the Fund’s Board of Directors include an Audit Committee and a Nominating and Governance Committee. Both committees consist of all the Independent Directors, namely John A. Hauser, David P. Pelisek and Julie M. Van Cleave. Mr. Pelisek serves as chairman of the Audit Committee. The Board has determined that Mr. Pelisek is an Audit Committee financial expert. Mr. Hauser serves as chairman of the Nominating and Governance Committee.

The Audit Committee is responsible for selecting the independent registered public accounting firm for the Fund and oversees the preparation of the Fund’s financial statements. In this capacity, the Audit Committee meets at least annually with the independent registered public accounting firm to discuss any issues surrounding the preparation and audit of the Fund’s financial statements. The Audit Committee also discusses with the independent registered public accounting firm the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of the Fund’s financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions.

The Audit Committee is primarily responsible for overseeing with Fund management the Fund’s major financial risk exposures, including the risk of fraud or error, and the steps management has taken to monitor and control these exposures, including the Fund’s risk assessment and risk management policies and to aid its oversight and evaluation, the Audit Committee obtains regular periodic reports and other information from the Fund’s management and Chief Compliance Officer regarding the Fund’s operations. While the Board provides risk oversight, the management of the Fund’s risks is carried out on a day-to-day basis by the Adviser, and other Fund service providers. Although the risk management policies and procedures of the Adviser and other Fund service providers are reasonably designed to be effective, there can be no guarantee that they will be effective. The Audit Committee held one meeting during the fiscal year ended October 31, 2025.

The Nominating and Governance Committee nominates candidates for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re-election to the Board as and when required. The Nominating and Governance Committee generally accepts recommendations for nominations by shareholders of the Fund made within one year prior to the appointment or election of a Director. The Nominating and Governance Committee is also responsible for general governance matters of the Board, such as identifying and recommending best practices, policies, and procedures for the Board. Nominations should be sent to Nicholas Company, Inc., Attention: Chief Compliance Officer, 411 East Wisconsin Avenue, Suite 2100, Milwaukee, WI 53202. The Nominating and Governance Committee held one meeting during the fiscal year ended October 31, 2025.

Name, Age and Address	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupations during Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director during Past Five Years

INTERESTED DIRECTOR

David O. Nicholas, 64 (1)	President, Director and Lead Portfolio Manager	(2), 9 years	President, Chief Executive Officer, Chief Investment Officer and Director, Nicholas Company, Inc., the Adviser to the Fund and employed by the Adviser since 1986. He has been Lead Portfolio Manager for, and primarily responsible for the day-to-day management of the portfolios of the Nicholas II, Inc. and Nicholas Limited Edition, Inc. since March 1993, Nicholas Equity Income Fund, Inc. since November 2025 and Nicholas Fund, Inc. since August 2016. He served as Co-Portfolio Manager of Nicholas Equity Income Fund, Inc. from August 2016 to October 2025 and Associate Portfolio Manager of Nicholas Fund, Inc. from April 2011 to August 2016. He is a Chartered Financial Analyst.	4	None

DISINTERESTED DIRECTORS
John A. Hauser, 67	Director	(2), 9 years	Chaplain, Door County Medical Center, 2019 to present. Private Investor, January 2017 to present. Senior Vice President – Trust and Community Relations, Nicolet Bank, October 2016 to December 2016. Senior Vice President – Director of Wealth Services, Nicolet Bank, April 2016 to October 2016. Prior to its acquisition by Nicolet Bank in April 2016, Mr. Hauser served in various senior management roles for Baylake Bank from 1984 to 2008 and from 2009 to April 2016.	4	None

Name, Age and Address	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupations during Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director during Past Five Years
David P. Pelisek, 66	Director	(2), 6 years	Private Investor, September 2016 to present. Managing Director, Robert W. Baird & Co., Inc., and Partner, Baird Capital Partners Buyout Funds I – V, January 1994 to May 2016.	4	None

Julie M. Van Cleave, 66	Director	(2), 4 years	Private Investor, July 2020 to present. Chief Investment Officer, University of Wisconsin Foundation, July 2013 to June 2020.	4	None

OFFICERS
Lawrence J. Pavelec, 67	Senior Vice President	Annual, 21 years	Executive Vice President, Chief Operating Officer and Secretary, Nicholas Company, Inc., the Adviser to the Fund, and employed by the Adviser since April 2003. He was Portfolio Manager for and primarily responsible for the day-to-day management of the portfolio of Nicholas High Income Fund, Inc. from April 2008 until the fund’s liquidation in July 2020. He is a Chartered Financial Analyst.	N/A	N/A

Jennifer R. Kloehn, 52	Senior Vice President, Treasurer and Chief Compliance Officer	Annual, 9 years	Executive Vice President, Treasurer, Chief Financial Officer and Chief Compliance Officer, Nicholas Company, Inc., the Adviser to the Fund. Compliance Officer and Assistant Vice President, Nicholas Company, Inc., July 2004 to April 2016 and employed by the Adviser since 1998. She is a Certified Public Accountant.	N/A	N/A

Name, Age and Address	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupations during Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director during Past Five Years
Jeffrey J. Strong, 42	Senior Vice President and Co-Portfolio Manager	Annual, 4 years	Vice President, Nicholas Company, Inc., the Adviser to the Fund. Co-Portfolio Manager (effective July 29, 2021) of the Fund and employed by Nicholas Company, Inc. since April 2021. He was a portfolio manager at the State of Wisconsin Investment Board from September 2018 to April 2021, and research analyst at Heartland Advisors from February 2017 to September 2018 and at BMO Asset Management Corp from September 2006 to October 2016. He is a Chartered Financial Analyst.	N/A	N/A

(1)

David O. Nicholas is the only director of the Fund who is an “interested person” of the Fund, as that term is defined in the 1940 Act because Mr. Nicholas is Chief Executive Officer and a Director of the Adviser and owns 60% of the outstanding voting securities of the Adviser.

(2)	Until duly elected or re-elected at a subsequent annual meeting of the Fund.

See “The Fund’s Investment Adviser” for a description of the relationships of the officers of the Fund to the Adviser and the family relationships between directors of the Adviser and officers and directors of the Fund.

The table below sets forth the aggregate dollar range of shares owned beneficially by each director of the Fund as of December 31, 2025. In addition, the table sets forth the dollar range of shares beneficially owned by each director of the other mutual funds that Nicholas Company, Inc. advises and are overseen by such director as of December 31, 2025.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
David O. Nicholas	Over $100,000	Over $100,000
John A. Hauser	Over $100,000	Over $100,000
David P. Pelisek	None	Over $100,000
Julie M. Van Cleave	None	None

The Investment Advisory Agreement between the Fund and Nicholas Company, Inc. states that the Fund shall pay the directors’ fees of directors who are not interested persons of Nicholas Fund, Inc. The amount of such fees is subject to increase or decrease at any time.

The table below sets forth the aggregate compensation received by all directors of the Fund during the fiscal year ended October 31, 2025. The Fund changed its fiscal year to October 31. No officers of the Fund receive any compensation from the Fund, but rather, are compensated by the Adviser in accordance with its Investment Advisory Agreement with the Fund.

Name	Aggregate Compensation from the Fund (1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors (1)
David O. Nicholas (2)	$0.00	$0	$0	$0.00
John A. Hauser (2)	7,575.00	0	0	19,325.00
David P. Pelisek (2)	7,575.00	0	0	19,325.00
Julie M. Van Cleave (2)	7,575.00	0	0	19,325.00

(1)

For the fiscal year ended October 31, 2025, the Fund compensated the disinterested directors at a rate of $3,787.50 per meeting attended. The disinterested directors did not receive any other form or amount of compensation from the Fund Complex during the fiscal year ended October 31, 2025. All other directors and officers of the Fund were compensated by the Adviser in accordance with its Investment Advisory Agreement.

(2)	Messrs. Nicholas, Hauser, Pelisek and Ms. Van Cleave also are members of the Board of Directors of Nicholas II, Inc., Nicholas Limited Edition, Inc. and Nicholas Equity Income Fund, Inc.

The Fund and the Adviser adhere to Codes of Ethics (“Codes”) established and adopted by their Boards of Directors pursuant to Rule 17j-1 under the 1940 Act. The Codes govern the personal trading activities of all “Access Persons” of the Fund and the Adviser. Access Persons include every director and officer of the Adviser and the investment companies managed by the Adviser, including the Fund, as well as certain employees of the Adviser and Fund who, in connection with their regular functions and duties, make, participate in, or obtain information regarding the purchase or sale of a security by the Adviser or the Fund, or whose functions relate to the making of a recommendation with respect to such purchases or sales. The Codes are based on the principle that such Access Persons have a fiduciary duty to place the interests of the Fund and the Adviser’s clients above their own.

The Codes provide for trading “black out” periods of fifteen calendar days during which time Access Persons may not trade in securities which have been purchased or sold, or are being considered for purchase or sale, by the Fund or any other registered investment company or account to which the Adviser serves as investment adviser, unless the transaction is pre-approved by the Fund or the Adviser, as applicable. In addition, the Codes ban Access Persons from engaging in any manipulative or deceptive practices in connection with certain securities held or to be acquired by the Fund. The Codes also require that Access Persons obtain pre-approval prior to investing in any initial public offering or private placement.

PROXY VOTING GUIDELINES

As a shareholder of the companies in which the Fund invests, the Fund receives proxies to vote at those companies’ annual or special meetings. The Fund has adopted Proxy Voting Policies and Procedures (“Proxy Voting Policies”) pursuant to which the Fund votes shares owned by the Fund. The Fund always endeavors to vote proxies relating to portfolio securities in accordance with its best judgment as to the advancement of the Fund’s investment objectives. The Fund’s management reviews the Proxy Voting Policies annually.

Subject to the Board’s oversight, the Fund has final authority and fiduciary responsibility for voting proxies received by the Fund; however, it has delegated the implementation of the Fund’s Proxy Voting Policies to a proxy voting service that is not affiliated with the Fund or its Adviser. In general, the Fund will vote in accordance with the proxy voting recommendations of Institutional Shareholder Services Inc. (“ISS”). ISS is an independent firm that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants and other institutional investors. ISS services provided include in-depth research, global issuer analysis and voting recommendations. While the Fund generally will review and utilize the recommendations of ISS in making voting decisions, the Fund is in no way obligated to follow such recommendations. In addition to research and recommendations, ISS provides vote execution, reporting and recordkeeping.

The following is a summary of the manner in which the Fund would normally expect to vote on certain matters that typically are included in the proxies that the Fund receives each year; however, each proxy needs to be considered separately and the Fund’s vote may vary depending upon the actual circumstances presented. Proxies for extraordinary matters, such as mergers, reorganizations and other corporate transactions, are necessarily considered on a case-by-case basis in light of the merits of the individual transactions.

Election of Directors, Corporate Governance and Routine Matters. Generally, the Fund supports the company’s nominees to serve as directors. The Fund generally supports management on routine corporate matters and matters relating to corporate governance. For example, the Fund generally expects to support management on the following matters: provisions of the corporate charter addressing indemnification of directors and officers; stock repurchase plans; and the selection of independent accountants. The types of matters on corporate governance that the Fund would expect to vote against include: the issuance of preferred shares where the board of directors has complete freedom as to the terms of the preferred; the adoption of a classified board; the adoption of poison pill plans or similar anti-takeover measures; and the authorization of a class of shares not held by the Fund with superior voting rights.

Compensation Arrangements and Stock Option Plans. The Fund reviews on a case-by-case basis, utilizing ISS research, compensation arrangements and the establishment of stock option plans. The Fund generally believes, if its view of management is favorable enough that the Fund has invested in the company, arrangements that align the interests of management and shareholders are beneficial to long-term performance. However, some arrangements or plans have features that the Fund would oppose. For example, the Fund would vote against an option plan that has the potential to unreasonably dilute the interests of existing shareholders, permit equity overhang that exceed certain levels or that allow for the repricing of outstanding options.

Social Policy Based Proposals. The Fund considers proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, the Fund generally votes against proposals requesting reports that are duplicative, related to matters that are not material to the business or that would impose unnecessary or excessive costs.

If the Fund’s management believes that a material conflict of interest exists with respect to its exercise of any proxy received by the Fund, the Fund will generally rely on the recommendations of the independent proxy voting service. The Adviser’s compliance staff will review any votes where a potential conflict exists and the Fund does not rely on the proxy voting services recommendations. A material conflict of interest may arise, for example, if the company to which the proxy relates is a client of the Adviser or one of its affiliates or if the Adviser or one of its affiliates has a material business relationship with that company.

In August of each year the Fund files with the SEC information regarding the voting of proxies by the Fund for the 12-month period ending the preceding June 30th. Shareholders will be able to view such filings without charge on the SEC’s website at http://www.sec/gov or at the Fund’s website at http://www.nicholasfunds.com. Shareholders may also obtain a copy of the Proxy Voting Policies by contacting the Fund at 800-544-6547 (toll-free).

PRINCIPAL SHAREHOLDERS

Set forth below are the names and addresses of all holders of the Fund’s shares who as of December 31, 2025, own of record, or are known by the Fund to own beneficially, 5% or more of the Fund’s shares. These holders are referred to as principal shareholders.

Charles Schwab & Co., Inc. Custody Account for the Exclusive Benefit of its Customers, 211 Main Street, San Francisco, California 94105, owned of record 3,583,651 full shares of the Fund, or 7.92%, as of December 31, 2025.

National Financial Services Corp. for the Exclusive Benefit of Our Customers, 499 Washington Boulevard, Jersey City, New Jersey, 07310, owned of record 3,182,960 full shares of the Fund, or 7.04%, as of December 31, 2025.

No other persons are known to the Fund to own beneficially or of record 5% or more of the shares of the Fund as of December 31, 2025. All directors and executive officers of the Fund as a group (7 persons) beneficially own 0.72% of the outstanding shares of the Fund as of December 31, 2025.

PORTFOLIO MANAGERS OF THE FUND

For the fiscal year ended October 31, 2025, Mr. David O. Nicholas was the Lead Portfolio Manager of the Fund and was primarily responsible for the day-to-day management of the Fund and Messrs, Michael L. Shelton and Jeffrey J. Strong were the Co-Portfolio Managers of the Fund. Effective November 1, 2025, Mr. Nicholas is the Lead Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the Fund and Mr. Strong is the Co-Portfolio Manager of the Fund. The following table identifies the number of accounts (other than the Fund) for which they are primarily responsible for the day-to-day management of and total assets of other such accounts within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts as of October 31, 2025.

Portfolio Manager	Registered Investment Companies, Pooled Investment Vehicles and Other Accounts
David O. Nicholas	3 registered investment companies with $1,859.4 million in total assets under management and no pooled investment vehicles or other accounts

Jeffrey J. Strong	1 registered investment company with $1,000.6 million in total assets under management and no pooled investment vehicles or other accounts

There are no accounts with respect to which the advisory fees are based on the performance of the account.

Material conflicts of interest may arise when the Fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for Mr. Nicholas. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers - Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he manages.

The Adviser and the Fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser has adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Adviser and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

The Fund’s Portfolio Managers are employed and compensated by the Fund’s Adviser, not the Fund. The Adviser compensates its portfolio managers based on the investment performance results of the funds and accounts they manage, the value of the assets in the funds and accounts they manage, in addition to the profitability of the Adviser. As of the Fund’s most recently completed fiscal year, October 31, 2025, the Fund’s Portfolio Managers’ compensation consisted of a base salary and an annual discretionary bonus. The Adviser reviews the base salary of each Portfolio Manager annually to ensure that it reflects their performance, is competitive within the industry and coincides with the skill level necessary to manage the Fund. The annual discretionary bonus is determined by the Adviser’s Board of Directors based on a number of subjective and objective factors believed by the Adviser’s Board of Directors to be material to its decision. Those factors that may be considered include, without limitation, the Fund’s relative and actual long-term, intermediate, and short-term performance before taxes, the Fund’s performance relative to its benchmarks and peer group, and the portfolio manager’s overall contributions to the organization. The benchmarks and peer groups that the Adviser’s Board of Directors may consider are determined annually in the board’s discretion and may include, without limitation, the Standard and Poor’s Indices and the Russell Indices. Deferred compensation is also awarded by the Adviser to key professionals. The deferred compensation plan provides participants with deferred cash awards that appreciate or depreciate based on the investment of the awards in the Nicholas Family of Funds. The awards fully vest after three years. The annual award amount and the investment allocation are at the complete discretion of the Adviser’s Chief Executive Officer, David O. Nicholas. The plan provides a link between the Adviser’s longer-term performance and participant pay, further motivating participants to make a long-term commitment to the Adviser’s success and the Nicholas Family of Funds’ success.

The table below identifies beneficial ownership (in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934) of the Fund’s shares by the Portfolio Managers as of October 31, 2025.

Portfolio Managers	Dollar Range of Ownership of Securities
David O. Nicholas	Over $1,000,000
Jeffrey J. Strong	$100,001 $500,000

DISTRIBUTION OF FUND SHARES

Quasar Distributors, LLC (the “Distributor”), 190 Middle Street, Suite 301, Portland, Maine, 04101, is the distributor of the Fund’s shares pursuant to a Distributor Agreement dated May 1, 2005, as amended on March 31, 2020 and September 30, 2021. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). The shares are offered on a continuous basis and the Distributor distributes the shares on a “best efforts” basis.

PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

The sections captioned “PURCHASE OF FUND SHARES” and “REDEMPTION AND EXCHANGE OF FUND SHARES” in the Fund’s Prospectus discuss how you may purchase, redeem or exchange shares of the Fund and are incorporated into this SAIs by reference.

Although not anticipated, it is possible that conditions may arise in the future which would, in the opinion of the Fund’s Adviser or Board of Directors, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund’s net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs when these securities are sold.

The right of redemption may be suspended and the date of payment postponed for more than seven days for any period during which the New York Stock Exchange (“NYSE”) is closed other than the customary weekend and holiday closings, and may be suspended for any period during which trading on the NYSE is restricted as determined by the Securities and Exchange Commission (“SEC”), or the SEC has by order permitted such suspension, or the SEC has determined that an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or to determine fairly the value of its net assets.

Shareholder purchase, redemption and exchange orders are processed using the net asset value (“NAV”) next calculated after receipt of such request in proper order by the Fund (or an Authorized Agent of the Fund). The NAV is determined by dividing the total value in U.S. dollars of the Fund’s total net assets by the total number of shares outstanding at that time. Net assets of the Fund are determined by deducting the liabilities of the Fund from the total assets of the Fund. The NAV is determined as of the close of trading on the NYSE on each day the NYSE is open for unrestricted trading. The NYSE is open for trading Monday through Friday except New Year’s Day, Martin Luther King Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE generally will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist (such as the ending of a monthly or yearly accounting period).

Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation, on the securities principal exchange, or in the absence of any sale on that day, the closing bid price. For valuing securities traded on the NASDAQ market, the Fund uses the NASDAQ Official Closing Price. Most debt securities are valued at the current evaluated bid price. Bid prices for debt securities are obtained from the Fund’s pricing service, which utilizes both dealer-supplied valuations and computerized pricing models. Debt securities listed on a national exchange may be priced at the last sales price if the Fund’s pricing service believes such price represents market value of the security for institutional trades. The pricing of all debt securities takes into account the fact that the Fund trades in institutional size trading units. Investments in shares of open-end mutual funds, including money market funds, are valued at their daily closing net asset value. Securities for which there are no readily available market quotations will be valued at their then current fair value using methods determined in good faith by the Board of Directors. As an example, a market quotation may not be readily available if the trading of a security is halted by its primary exchange and does not resume before the markets close or the primary exchange experiences technical difficulties. If a security is valued using fair value pricing, the Fund’s value for that security is likely to be different from the last quoted market value.

ANTI-MONEY LAUNDERING PROGRAM

The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (“USA PATRIOT Act”). In order to ensure compliance with this law, the Fund’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s transfer agent has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control and a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS

The Fund intends to qualify annually as a “regulated investment company” under the Internal Revenue Code of 1986 (the “Code”) and intends to take all other action required to ensure that little or no federal income or excise taxes will be payable by the Fund. As a result, the Fund generally will seek to distribute to its shareholders substantially all of its net investment income and net realized capital gain in one or more distributions for each fiscal year (after utilization of any available capital loss carryovers). If the Fund fails to qualify as a regulated investment company under the Internal Revenue Code, its income will be subject to federal income tax, and dividends paid to shareholders will continue to be subject to federal income tax.

The Code generally imposes a 4% nondeductible excise tax on a regulated investment company, such as the Fund, if it does not distribute to its shareholders during the calendar year an amount equal to 98% of the Fund’s net investment income, with certain adjustments, for such calendar year, plus 98.2% of the Fund’s capital gains (if any) for the one-year period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed net investment income or capital gains from the previous calendar year also must be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the Fund does not meet the foregoing distribution requirements. The Fund intends to make distributions necessary to avoid imposition of the excise tax.

For federal income tax purposes, dividends and distributions by the Fund, whether received in cash or invested in additional shares of the Fund, will be taxable to the Fund’s shareholders, except those shareholders that are not subject to tax on their income. Net realized long-term gains are paid to shareholders as capital gain distributions. Income distributed from the Fund’s net investment income and net realized short-term gains are paid to shareholders as ordinary income dividends. Distributions may be taxable at different rates depending on the length of time the Fund holds a security. Distributions generally will be made in June and December of each year. The Fund will provide information to shareholders concerning the character and federal tax treatment of all dividends and distributions.

Dividends paid by the Fund to individual shareholders will not qualify for any dividends received exclusion; however, corporate shareholders will be eligible for a dividends received deduction, subject to a reduction for various reasons, including the fact that the total dividends received from domestic corporations in any one year are less than 100% of the Fund’s gross income.

At the time of purchase of Fund shares, the Fund may have undistributed income or capital gains included in the computation of the NAV. Therefore, a dividend or capital gain distribution received shortly after such purchase by a shareholder may be taxable to the shareholder, although it is, in whole or in part, a return of capital and may have the effect of reducing the NAV.

Under the Code, dividends declared by the Fund to shareholders of record in December of any year will be deemed to have been received by (and will be taxable to) shareholders as of the record date, provided the dividend is actually paid by the Fund before February 1 of the following year.

The foregoing tax discussion relates to federal income taxes only and is not intended to be a complete discussion of all federal tax consequences. You should consult with a tax adviser concerning the federal, state and local tax aspects of an investment in the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser decides which securities to buy for the Fund and when to sell them. It also selects the broker or dealer who places the Fund’s investment business and negotiates their commissions. The Adviser selects a broker or dealer to execute a portfolio transaction on the basis that such broker or dealer will execute the order as promptly and efficiently as possible, subject to the overriding policy of the Fund. This policy is to obtain the best market price and reasonable execution for all its transactions, giving due consideration to such factors as reliability of execution and the value of research, statistical and price quotation services provided by such broker or dealer. The research services provided by brokers consist of recommendations to purchase or sell specific securities, the rendering of advice regarding events involving specific companies and events and current conditions in specific industries, and the rendering of advice regarding general economic conditions affecting the stock market and the economy. The Fund and the Adviser are not affiliated with any broker or dealer.

Purchases and sales of portfolio securities are frequently placed, without any agreement or undertaking to do so, with brokers and dealers who provide the Adviser with such brokerage and research services. Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in recognition of the value of the brokerage and research service provided by the broker or dealer. Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto. Such commissions may be less than, equal to or exceed the amount another broker or dealer would have charged for effecting the transaction.

The Adviser believes it is important to its investment decision-making process to have access to independent research. The Adviser understands that since the brokers and dealers rendering such services are compensated through commissions, such services would be unilaterally reduced or eliminated by the brokers and dealers if none of the Fund’s transactions were placed through them. While these services have value which cannot be measured in dollars, the Adviser believes such services do not reduce the Fund’s or the Adviser’s expenses. Higher commissions may be paid by the Fund, provided (i) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser’s overall responsibilities with respect to the accounts as to which it exercises investment discretion; (ii) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal law; and (iii) in the Adviser’s opinion, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.

In instances where the Adviser determines that the supplemental research and statistical services are of significant value, the Adviser may place the Fund’s transactions with brokers or dealers who may charge a higher commission than other brokers or dealers may have charged for the same transaction. The Adviser utilizes research and other information obtained from brokers and dealers in managing its other client accounts. On the other hand, the Adviser obtains research and information from brokers and dealers who transact trades for the Adviser’s other client accounts, which is also utilized by the Adviser in managing the Fund’s portfolio.

The following table shows the dollar amount of brokerage commissions paid to firms by the Fund for certain research services provided and the approximate dollar amount of the transactions involved for the fiscal year ended October 31, 2025.

	Amount of Commissions Paid to Firms that Provided Research Services (1)	Amount of Brokerage Transactions Involved (1)
The Fund	$152,581	$259,122,125

(1)

The provision of such research services was not the only factor considered in the placement of all noted business with such firms. In addition, the amounts disclosed do not include commissions paid to firms who provided unsolicited research services as well as research customarily provided by brokerage firms in the normal course of business.

The Adviser does not specifically negotiate commissions and charges with a broker or dealer in advance of each transaction. The approximate brokerage discount and charges are, however, generally known to the Adviser prior to effecting the transaction. In determining the overall reasonableness of the commissions paid, the Adviser compares the commission rates to those it pays on transactions for its other client accounts and to the rates generally charged in the industry to institutional investors such as the Fund. The commissions also are considered in view of the value of the research, statistical and price quotations services, if any, rendered by the broker or dealer through whom a transaction is placed.

The Adviser may effect portfolio transactions with brokers or dealers who recommended the purchase of the Fund’s shares. The Adviser may not allocate brokerage on the basis of recommendations to purchase shares of the Fund.

Over-the-counter market purchases and sales are generally transacted directly with principal market makers, who retain the difference between their cost in a security and its selling price. In some circumstances where, in the opinion of the Adviser, better prices and executions are available elsewhere, the transactions are placed through brokers who are paid commissions directly.

The Fund paid aggregate brokerage commissions of approximately $488,366, $658,019 and $413,907 in the fiscal years ended October 31, 2025 and March 31, 2025 and 2024, respectively. Brokerage commissions paid may vary significantly from year to year because of portfolio turnover rates, shareholder, broker-dealer, or other financial intermediary purchase and redemption activity, varying market conditions, changes to investment processes, and other factors.

The Adviser, which is the investment adviser to four registered investment companies (including the Fund) and other advisory clients (collectively, “client accounts”), may occasionally make investment decisions which would involve the purchase or sale of securities for the portfolios of more than one client account at the same time. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities and/or the size of the position obtained or disposed of by the client accounts. It is the Adviser’s policy not to favor one client account over another in making investment recommendations or in placing orders.

The Adviser has adopted procedures that provide generally for the Adviser to aggregate (or “bunch”) orders for more than one client account. An aggregated order occurs when the Adviser enters a single order for the purchase or sale of a single security on behalf of more than one client account. The Adviser may aggregate orders when it deems it to be appropriate and in the best interests of the client accounts. Pursuant to the Adviser’s trade allocation procedures, client accounts will participate in any aggregated order for a security at the average share price on any given date for all of the Adviser’s transactions in that security on behalf of those clients participating in the aggregated order, with transaction costs shared pro rata based on participation. When an aggregated order is only partially filled, the securities purchased generally will be allocated on a pro rata basis to each client account participating in the aggregated order based upon the initial amount requested for the account (subject to certain exceptions) and each participating account will participate at the average share price for the aggregated order on the same business day. Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the trade allocation procedures allow the allocation of securities on a basis other than pro rata. For example, adjustments may be made to eliminate de minimis positions, to give priority to accounts with specialized investment policies and objectives or to consider the unique characteristics of certain accounts (e.g., available cash, industry or issuer concentration, duration or credit exposure).

The Adviser also has adopted procedures governing the allocation of securities issued in initial public offerings (“IPOs”) which provide that all portfolio managers for the Adviser’s client accounts shall be informed of any opportunity to acquire IPO securities which is presented to or which becomes available to the Adviser or any of its clients. Each client’s portfolio manager shall assess whether or not the acquisition of IPO securities is appropriate for, and in the best interests of, his client, based upon multiple factors, including but not limited to the following: (i) the investment objective of the client; (ii) risk tolerance of the client; (iii) market capitalization of the IPO issuer; (iv) nature of the IPO issuer’s business and industry; (v) current composition of the client’s portfolio (including cash position); and (vi) preference of the portfolio manager for IPO investment opportunities. The IPO procedures provide that a written allocation statement shall be prepared prior to the Adviser submitting an order for IPO securities which identifies the client accounts to participate, the extent of such participation and the basis for allocation among the participating clients in the event the IPO order is partially filled. The allocation in the event of a partial order fill may be based upon a number of factors including but not limited to those specified as factors to be considered in assessing whether or not a client will invest in IPO securities. The procedures provide that any deviation from the initial allocation statement shall be approved by David O. Nicholas or Lawrence J. Pavelec and the Adviser’s compliance officer.

The Adviser’s procedures for allocation of IPO investment opportunities are designed to ensure that all clients are treated fairly and equitably. However, the procedures do not mandate allocation of IPO investment opportunities among its clients in equal amounts or pro rata based upon the size of the client account’s assets. Adviser clients whose accounts are actively traded, have high portfolio turnover rates or invest heavily in all types of IPOs and secondary offerings may receive a greater percentage of IPO allocations than other client accounts without such characteristics.

PERFORMANCE DATA

The average annual total return of the Fund is calculated according to the following formula:

P(1+T)n = ERV

where P equals a hypothetical initial payment of $1,000; T equals average annual total return; n equals the number of years; and ERV equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period.

Average annual total return, or “T” in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

The average annual total return (after taxes on distributions) of the Fund is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T)n=ATVD

where “P” equals a hypothetical initial payment of $1000; “T” equals average annual total return (after taxes on distributions; “n” equals the number of years; and “ATVD” equals the ending value of a hypothetical $1,000 investment made at the beginning of the stated periods at the end of the stated periods, after taxes on Fund distributions but not after taxes on redemptions.

The average annual total return (after taxes on distributions and sale of Fund shares) of the Fund is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T)n=ATVDR

where “P” equals a hypothetical initial payment of $1,000; “T” equals average annual total return (after taxes on distributions; “n” equals the number of years; and “ATVDR” equals ending value of a hypothetical $1,000 investment made at the beginning of the stated periods at the end of the stated periods, after taxes on Fund distributions and redemptions.

After-tax returns for the Fund are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing “Return After Taxes on Distributions and Sales of Fund Shares” may be higher than the other return figures of the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Your actual after-tax returns depend on you tax situation and may differ from those shown. If you own Fund shares in a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”), this information may not apply to your investment.

Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

The Fund’s performance data represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in the Fund will fluctuate, and an investor’s redemption proceeds may be more or less than the original investment amount.

CAPITAL STRUCTURE

Nicholas Fund, Inc. is authorized to issue 200,000,000 shares of common stock, par value $0.50 per share. Each full share has one vote and all shares participate equally in dividends and other distributions by the Fund when and as declared by the Board, and in the residual assets of the Fund in the event of liquidation. There are no conversion or sinking fund provisions applicable to shares and shareholders have no preemptive, rights and may not cumulate their votes in the election of directors. The Fund’s shares, when issued, are fully paid and non-assessable.

STOCK CERTIFICATES

Share ownership is recorded electronically. Accordingly, the Fund will not issue certificates evidencing shares purchased. A shareholder’s account will be credited with the number of shares purchased, relieving shareholders of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares. For shareholders who currently hold certificates, they may deliver certificates to the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”), and direct that their account be credited with the shares.

ANNUAL MEETING

Under the laws of the State of Maryland, registered investment companies, such as the Fund, may operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Fund has adopted the appropriate provisions in its Articles of Incorporation and will not hold annual meetings of shareholders unless otherwise required to do so.

In the event the Fund is not required to hold annual meetings of shareholders to elect directors, the Board of Directors of the Fund will promptly call a meeting of shareholders of the Fund for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of common stock of the Fund. The affirmative vote of two-thirds of the outstanding shares, cast in person or by proxy at a meeting called for such purpose, is required to remove a director of the Fund. The Fund will assist shareholders in communicating with each other for this purpose pursuant to the requirements of Section 16(c) of the 1940 Act.

SHAREHOLDER REPORTS

Shareholders will be provided at least semiannually with a report showing the Fund’s portfolio and other information. After the close of the Fund’s fiscal year, which ends October 31, annual financial statements audited by the Fund’s Independent Registered Public Accounting Firm, Deloitte & Touche LLP, will be made electronically available or sent to shareholders. On February 10, 2025, the Fund’s Board of Directors approved a change in the fiscal year end for the Fund from March 31 to October 31.

CUSTODIAN AND TRANSFER AGENT

U.S. Bank N.A. (“U.S. Bank”) acts as Custodian of the Fund. U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as Transfer Agent and Dividend Disbursing Agent of the Fund. As custodian, U.S. Bank holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Fund. U.S. Bank and U.S. Bancorp do not exercise any supervisory function over the management of the Fund, the purchase or sale of securities or the payment of distributions to shareholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

Deloitte & Touche LLP, 777 East Wisconsin Avenue, 34th Floor, Milwaukee, Wisconsin 53202, served as the Fund’s Independent Registered Public Accounting Firm for the fiscal year ended October 31, 2025.

Michael Best & Friedrich LLP, 790 North Water Street, Milwaukee, Wisconsin 53202, counsel for the Fund, has passed upon the legality of the shares of the Fund being offered by this Prospectus.

FINANCIAL INFORMATION

The schedule of investments, the financial statements, the financial highlights and notes thereto and the Report of Independent Registered Public Accounting Firm contained in the Annual Financial Statements of the Fund for the fiscal year ended October 31, 2025, which have been filed with the SEC pursuant to Rule 30e-1 of the 1940 Act, are incorporated herein by reference. You may obtain a free copy of the Annual Report, the Annual Financial Statements, the Semi-Annual Report and the Semi-Annual Financial Statements by writing or calling the Fund or view a copy on the SEC’s website at https://www.sec.gov.

NICHOLAS FUND, INC.

PART C

OTHER INFORMATION

Item 28. Exhibits

(a)	Amended and Restated Articles of Incorporation were previously filed with the Registration Statement on Form N1-A (File No. 002-30447) with the Registrant’s Post-Effective Amendment No. 25, as filed with the Commission on July 2, 1979 and are incorporated herein by reference.

(b)	Amended and Restated Bylaws were previously filed with the Registration Statement on Form N1-A (File No. 002-30447) with the Registrant’s Post- Effective Amendment No. 35, as filed with the Commission on July 27, 1988 and are incorporated herein by reference.

(c)	Instruments Defining Rights of Security Holders is incorporated herein by reference to Registrant’s Amended and Restated Articles of Incorporation which were filed with the Registrant’s Post-Effective Amendment No. 25, as filed with the Commission on July 2, 1979.

(d)	Amended Investment Advisory Agreement dated July 17, 1985 was previously filed with the Registration Statement on Form N-1A (File No. 002-30447) with the Registrant’s Post-Effective Amendment No. 32, filed with the Commission on May 24, 1985 and is incorporated herein by reference.

(e)	Distribution Agreement, dated as of May 1, 2005, among Quasar Distributors, LLC, Nicholas Company, Inc. and each fund in the Nicholas fund complex, including Nicholas Fund, Inc. was previously filed with the Registration Statement on Form N-1A (File No. 002-30447) on July 28, 2006 and is incorporated herein by reference and Amendment thereto was previously filed with the Registration Statement on Form N1-A (File No. 002-30447) on July 30, 2020 and is incorporated herein by reference and Amendment thereto was previously filed with the Registration Statement on Form N-1A (File No. 002-30447) on July 29, 2022 and is incorporated herein by reference.

(f)	Bonus or Profit Sharing Contracts is not applicable.

(g)	Amended Custodian Agreement was previously filed with the Registration Statement on Form N-1A (File No. 002-30447) on July 30, 2014 and is incorporated herein by reference.

(h)	Other Material Contracts

(i)  Powers of Attorney for Messrs. Hauser and Nicholas were previously filed with the Registration Statement on Form N1-A (File No. 002-30447) on July 31, 2017 and are incorporated herein by reference. Power of Attorney for Mr. Pelisek was previously filed with the Registration on Form N-1A (File No. 002-30447) on July 30, 2020 and is incorporated herein by reference. Power of Attorney for Ms. Van Cleave was previously filed with the Registration Statement on Form N-1A (File No. 002-30447) on July 29, 2022 and is incorporated herein by reference.

(ii) Fund Accounting Servicing Agreement effective April 1, 2022 was previously filed with the Registration Statement on Form N-1A (File No. 002-30447) on July 29, 2022 and is incorporated herein by reference.

(iii) Fund Administration Servicing Agreement effective April 1, 2022 was previously filed with the Registration Statement on Form N-1A (File No. 002-30447) on July 29, 2022 and is incorporated herein by reference.

(i)	Opinion and Consent of Counsel is filed herewith.

(j)	Consents of Independent Registered Public Accounting Firm is filed herewith.

(k)	Omitted Financial Statements is not applicable.

(l)	Agreement Relating to Initial Capital is not applicable.

(m)	Rule 12b-1 Plan is not applicable.

(n)	Rule 18f-3 Plan is not applicable.

(o)	Reserved.

(p)	Code of Ethics

(i) Amended and Restated Code of Ethics for Registrant was previously filed with the Registration Statement on Form N-1A (File No. 002-30447) on July 29, 2022 and is incorporated herein by reference.

(ii)  Amended and Restated Code of Ethics for Nicholas Company, Inc. was previously filed with the Registration Statement on Form N-1A (File No. 002-30447) on July 29, 2022 and is incorporated herein by reference.

Item 29. Persons Controlled by or Under Common Control with the Fund.

  No person is directly or indirectly controlled by or under common control with the Registrant. The Registrant, Nicholas Equity Income Fund, Inc., Nicholas II, Inc., and Nicholas Limited Edition, Inc., which are all Maryland corporations, share a common investment adviser, Nicholas Company, Inc.; however, each such fund has a separate Board of Directors responsible for supervising the investment and business management services provided by the Adviser.

Item 30. Indemnification.

  Article XIII of the Amended and Restated Articles of Incorporation of the Registrant provides for the indemnification of its officers and director against liabilities incurred in such capacities to the fullest extent permitted under Maryland General Business Corporation Law and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder (the “Investment Company Act”). However, Section 7 of the Amended and Restated Bylaws of the Registrant provide that the Registrant may not indemnify any officer or director with respect to matters as to which such person has been adjudged liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

  The Registrant maintains a joint errors and omissions insurance policy with a $10.0 million limit of liability under which the Registrant, the Adviser and the other funds advised by the Adviser, and each of their respective directors and officers, are named insureds. The investment adviser to the Registrant, Nicholas Company, Inc., has, by resolution of its Board of Directors, agreed to indemnify Registrant’s officers, directors and employees to the extent of any deductible or retention amount required under insurance policies providing coverage to such persons in connection with liabilities incurred by them in such capacities.

  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

  Indemnification of the Registrant’s underwriter, Quasar Distributors, LLC is provided for in the Distribution Agreement, dated as of May 1, 2005, among Quasar Distributors, LLC, Nicholas Company, Inc. and each fund in the Nicholas fund complex, including Nicholas Fund, Inc., for certain losses incurred by Quasar Distributor, LLC arising in connection with services provided under the Distribution Agreement.

Item 31. Business and Other Connections of the Investment Adviser.

  The information required by this Item 31 with respect to any other business, profession, vocation or employment of a substantial nature engaged in during the past two fiscal years by the Registrant’s investment adviser, Nicholas Company, Inc., and each director and officer of Nicholas Company, Inc. is incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”), dated January 23, 2026. The Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32. Principal Underwriter.

  The Registrant’s distributor, Quasar Distributors, LLC (the “Distributor”), serves as principal underwriter and for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	Abacus FCF ETF Trust
2.	Advisor Managed Portfolios
3.	Antares Private Credit Fund
4.	Capital Advisors Growth Fund, Series of Advisors Series Trust
5.	Chase Growth Fund, Series of Advisors Series Trust
6.	Davidson Multi Cap Equity Fund, Series of Advisors Series Trust
7.	Edgar Lomax Value Fund, Series of Advisors Series Trust
8.	Huber Large Cap Value Fund, Series of Advisors Series Trust
9.	Huber Mid Cap Value Fund, Series of Advisors Series Trust
10.	Huber Select Large Cap Value Fund, Series of Advisors Series Trust
11.	Huber Small Cap Value Fund, Series of Advisors Series Trust
12.	Logan Capital Broad Innovative Growth ETF, Series of Advisors Series Trust
13.	Medalist Partners MBS Total Return Fund, Series of Advisors Series Trust
14.	Medalist Partners Short Duration Fund, Series of Advisors Series Trust
15.	O’Shaughnessy Market Leaders Value Fund, Series of Advisors Series Trust
16.	PIA BBB Bond Fund, Series of Advisors Series Trust
17.	PIA High Yield (MACS) Fund, Series of Advisors Series Trust
18.	PIA High Yield Fund, Series of Advisors Series Trust
19.	PIA MBS Bond Fund, Series of Advisors Series Trust
20.	PIA Short-Term Securities Fund, Series of Advisors Series Trust
21.	Poplar Forest Cornerstone Fund, Series of Advisors Series Trust
22.	Poplar Forest Partners Fund, Series of Advisors Series Trust
23.	Pzena Emerging Markets Value Fund, Series of Advisors Series Trust
24.	Pzena International Small Cap Value Fund, Series of Advisors Series Trust
25.	Pzena International Value Fund, Series of Advisors Series Trust
26.	Pzena Mid Cap Value Fund, Series of Advisors Series Trust
27.	Pzena Small Cap Value Fund, Series of Advisors Series Trust
28.	Reverb ETF, Series of Advisors Series Trust
29.	Scharf ETF, Series of Advisors Series Trust
30.	Scharf Global Opportunity ETF, Series of Advisors Series Trust
31.	Scharf Multi-Asset Opportunity Fund, Series of Advisors Series Trust
32.	Shenkman Capital Floating Rate High Income Fund, Series of Advisors Series Trust
33.	Shenkman Capital Short Duration High Income Fund, Series of Advisors Series Trust
34.	The Aegis Funds
35.	Allied Asset Advisors Funds
36.	Angel Oak Funds Trust
37.	Angel Oak Strategic Credit Fund
38.	Brookfield Infrastructure Income Fund Inc.

39.	Brookfield Investment Funds
40.	Buffalo Funds
41.	RJ Eagle GCM Dividend Select Income ETF, Series of Carillon Series Trust
42.	RJ Eagle Municipal Income ETF, Series of Carillon Series Trust
43.	RJ Eagle Vertical Income ETF, Series of Carillon Series Trust
44.	DoubleLine Funds Trust
45.	AAM Bahl & Gaynor Small/Mid Cap Income Growth ETF, Series of ETF Series Solutions
46.	AAM Brentview Dividend Growth ETF, Series of ETF Series Solutions
47.	AAM Crescent CLO ETF, Series of ETF Series Solutions
48.	AAM Low Duration Preferred and Income Securities ETF, Series of ETF Series Solutions
49.	AAM S&P 500 High Dividend Value ETF, Series of ETF Series Solutions
50.	AAM Sawgrass U.S. Large Cap Quality Growth ETF, Series of ETF Series Solutions
51.	AAM Sawgrass U.S. Small Cap Quality Growth ETF, Series of ETF Series Solutions
52.	AAM SLC Low Duration Income ETF, Series of ETF Series Solutions
53.	AAM Todd International Intrinsic Value ETF, Series of ETF Series Solutions
54.	AAM Transformers ETF, Series of ETF Series Solutions
55.	Acquirers Deep Value ETF, Series of ETF Series Solutions
56.	Aptus April Buffer, Series of ETF Series Solutions
57.	Aptus Collared Investment Opportunity ETF, Series of ETF Series Solutions
58.	Aptus Deferred Income ETF, Series of ETF Series Solutions
59.	Aptus Defined Risk ETF, Series of ETF Series Solutions
60.	Aptus Drawdown Managed Equity ETF, Series of ETF Series Solutions
61.	Aptus Enhanced Yield ETF, Series of ETF Series Solutions
62.	Aptus International Enhanced Yield ETF, Series of ETF Series Solutions
63.	Aptus January Buffer ETF, Series of ETF Series Solutions
64.	Aptus July Buffer ETF, Series of ETF Series Solutions
65.	Aptus Large Cap Enhanced Yield ETF, Series of ETF Series Solutions
66.	Aptus Large Cap Upside ETF, Series of ETF Series Solutions
67.	Aptus October Buffer ETF, Series of ETF Series Solutions
68.	Bahl & Gaynor Dividend ETF, Series of ETF Series Solutions
69.	Bahl & Gaynor Income Growth ETF, Series of ETF Series Solutions
70.	Bahl & Gaynor Small Cap Dividend ETF, Series of ETF Series Solutions
71.	BTD Capital Fund, Series of ETF Series Solutions
72.	Carbon Strategy ETF, Series of ETF Series Solutions
73.	ClearShares OCIO ETF, Series of ETF Series Solutions
74.	ClearShares Piton Intermediate Fixed Income Fund, Series of ETF Series Solutions
75.	ClearShares Ultra-Short Maturity ETF, Series of ETF Series Solutions
76.	Colterpoint Net Lease Real Estate ETF, Series of ETF Series Solutions
77.	Distillate International Fundamental Stability & Value ETF, Series of ETF Series Solutions
78.	Distillate Small/Mid Cash Flow ETF, Series of ETF Series Solutions
79.	Distillate U.S. Fundamental Stability & Value ETF, Series of ETF Series Solutions
80.	ETFB Green SRI REITs ETF, Series of ETF Series Solutions
81.	Hoya Capital High Dividend Yield ETF, Series of ETF Series Solutions
82.	Hoya Capital Housing ETF, Series of ETF Series Solutions
83.	LHA Market State Tactical Beta ETF, Series of ETF Series Solutions
84.	LHA Market State Tactical Q ETF, Series of ETF Series Solutions
85.	LHA Risk-Managed Income ETF, Series of ETF Series Solutions
86.	McElhenny Sheffield Managed Risk ETF, Series of ETF Series Solutions
87.	Opus Small Cap Value ETF, Series of ETF Series Solutions
88.	The Acquirers Fund, Series of ETF Series Solutions
89.	The Brinsmere Fund - Conservative ETF, Series of ETF Series Solutions

90.	The Brinsmere Fund - Growth ETF, Series of ETF Series Solutions
91.	U.S. Global GO GOLD and Precious Metal Miners ETF, Series of ETF Series Solutions
92.	U.S. Global JETS ETF, Series of ETF Series Solutions
93.	U.S. Global Sea to Sky Cargo ETF, Series of ETF Series Solutions
94.	U.S. Global Technology and Aerospace & Defense ETF, Series of ETF Series Solutions
95.	US Vegan Climate ETF, Series of ETF Series Solutions
96.	Vest 10 Year Interest Rate Hedge ETF, Series of ETF Series Solutions
97.	Vest 2 Year Interest Rate Hedge ETF, Series of ETF Series Solutions
98.	First American Funds Trust
99.	FundX Investment Trust
100.	The Glenmede Fund, Inc.
101.	The GoodHaven Funds Trust
102.	Harding, Loevner Funds, Inc.
103.	Hennessy Funds Trust
104.	Horizon Funds
105.	Hotchkis & Wiley Funds
106.	Intrepid Capital Management Funds Trust
107.	Jacob Funds Inc.
108.	The Jensen Quality Growth Fund Inc.
109.	Kirr, Marbach Partners Funds, Inc.
110.	Core Alternative ETF, Series of Listed Funds Trust
111.	Optimized Equity Income ETF, Series of Listed Funds Trust
112.	Wahed Dow Jones Islamic World ETF, Series of Listed Funds Trust
113.	Wahed FTSE USA Shariah ETF, Series of Listed Funds Trust
114.	LKCM Funds
115.	LoCorr Investment Trust
116.	MainGate Trust
117.	ATAC Rotation Fund, Series of Managed Portfolio Series
118.	Cove Street Capital Small Cap Value Fund, Series of Managed Portfolio Series
119.	Kensington Active Advantage Fund, Series of Managed Portfolio Series
120.	Kensington Defender Fund, Series of Managed Portfolio Series
121.	Kensington Dynamic Allocation Fund, Series of Managed Portfolio Series
122.	Kensington Hedged Premium Income ETF, Series of Managed Portfolio Series
123.	Kensington Managed Income Fund, Series of Managed Portfolio Series
124.	LK Balanced Fund, Series of Managed Portfolio Series
125.	Leuthold Core ETF, Series of Managed Portfolio Series
126.	Leuthold Core Investment Fund, Series of Managed Portfolio Series
127.	Leuthold Global Fund, Series of Managed Portfolio Series
128.	Leuthold Grizzly Short Fund, Series of Managed Portfolio Series
129.	Leuthold Select Industries ETF, Series of Managed Portfolio Series
130.	Muhlenkamp Fund, Series of Managed Portfolio Series
131.	Nuance Concentrated Value Fund, Series of Managed Portfolio Series
132.	Nuance Mid Cap Value Fund, Series of Managed Portfolio Series
133.	Olstein All Cap Value Fund, Series of Managed Portfolio Series
134.	Olstein Strategic Opportunities Fund, Series of Managed Portfolio Series
135.	Port Street Quality Growth Fund, Series of Managed Portfolio Series
136.	Prospector Capital Appreciation Fund, Series of Managed Portfolio Series
137.	Prospector Opportunity Fund, Series of Managed Portfolio Series
138.	Reinhart Genesis PMV Fund, Series of Managed Portfolio Series
139.	Reinhart International PMV Fund, Series of Managed Portfolio Series
140.	Reinhart Mid Cap PMV Fund, Series of Managed Portfolio Series

141.	Tremblant Global ETF, Series of Managed Portfolio Series
142.	Greenspring Income Opportunities Fund, Series of Manager Directed Portfolios
143.	Hood River Emerging Markets Fund, Series of Manager Directed Portfolios
144.	Hood River International Opportunity Fund, Series of Manager Directed Portfolios
145.	Hood River New Opportunities Fund, Series of Manager Directed Portfolios
146.	Hood River Small-Cap Growth Fund, Series of Manager Directed Portfolios
147.	SanJac Alpha Core Plus Bond ETF, Series of Manager Directed Portfolios
148.	SanJac Alpha Low Duration ETF, Series of Manager Directed Portfolios
149.	SWP Growth & Income ETF, Series of Manager Directed Portfolios
150.	Vert Global Sustainable Real Estate ETF, Series of Manager Directed Portfolios
151.	Mason Capital Fund Trust
152.	Matrix Advisors Funds Trust
153.	Monetta Trust
154.	Nicholas Equity Income Fund, Inc.
155.	Nicholas Fund, Inc.
156.	Nicholas II, Inc.
157.	Nicholas Limited Edition, Inc.
158.	Oaktree Diversified Income Fund Inc.
159.	Permanent Portfolio Family of Funds
160.	Perritt Funds, Inc.
161.	Procure ETF Trust II
162.	Professionally Managed Portfolios
163.	Provident Mutual Funds, Inc.
164.	Abbey Capital Futures Strategy Fund, Series of The RBB Fund, Inc.
165.	Abbey Capital Multi-Asset Fund, Series of The RBB Fund, Inc.
166.	Adara Smaller Companies Fund, Series of The RBB Fund, Inc.
167.	Aquarius International Fund, Series of The RBB Fund, Inc.
168.	Boston Partners All Cap Value Fund, Series of The RBB Fund, Inc.
169.	Boston Partners Global Equity Fund, Series of The RBB Fund, Inc.
170.	Boston Partners Global Sustainability Fund, Series of The RBB Fund, Inc.
171.	Boston Partners Long/Short Equity Fund, Series of The RBB Fund, Inc.
172.	Boston Partners Long/Short Research Fund, Series of The RBB Fund, Inc.
173.	Boston Partners Small Cap Value Fund II, Series of The RBB Fund, Inc.
174.	Campbell Systematic Macro Fund, Series of The RBB Fund, Inc.
175.	F/m 10-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
176.	F/m 2-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
177.	F/m 3-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
178.	F/m Callable Tax-Free Municipal ETF, Series of The RBB Fund, Inc.
179.	F/m Compoundr High Yield Bond ETF, Series of The RBB Fund, Inc.
180.	F/m Compoundr U.S. Aggregate Bond ETF, Series of The RBB Fund, Inc.
181.	F/m Emerald Life Sciences Innovation ETF, Series of The RBB Fund, Inc.
182.	F/m Emerald Special Situations ETF, Series of The RBB Fund, Inc.
183.	F/m High Yield 100 ETF, Series of The RBB Fund, Inc.
184.	F/m Investments Large Cap Focused Fund Series of The RBB Fund, Inc.
185.	F/m Opportunistic Income ETF, Series of The RBB Fund, Inc.
186.	F/m Ultrashort Treasury Inflation-Protected Security (TIPS) ETF Series of The RBB Fund, Inc.
187.	F/m US Treasury 10 Year Note ETF, Series of The RBB Fund, Inc.
188.	F/m US Treasury 12 Month Bill ETF, Series of The RBB Fund, Inc.
189.	F/m US Treasury 2 Year Note ETF, Series of The RBB Fund, Inc.
190.	F/m US Treasury 20 Year Bond ETF, Series of The RBB Fund, Inc.

191.	F/m US Treasury 3 Month Bill ETF, Series of The RBB Fund, Inc.
192.	F/m US Treasury 3 Year Note ETF, Series of The RBB Fund, Inc.
193.	F/m US Treasury 30 Year Bond ETF, Series of The RBB Fund, Inc.
194.	F/m US Treasury 5 Year Note ETF, Series of The RBB Fund, Inc.
195.	F/m US Treasury 6 Month Bill ETF, Series of The RBB Fund, Inc.
196.	F/m US Treasury 7 Year Note ETF, Series of The RBB Fund, Inc.
197.	Motley Fool 100 Index ETF, Series of The RBB Fund, Inc.
198.	Motley Fool Capital Efficiency 100 Index ETF, Series of The RBB Fund, Inc.
199.	Motley Fool Global Opportunities ETF, Series of The RBB Fund, Inc.
200.	Motley Fool Innovative Growth Factor ETF, Series of The RBB Fund, Inc.
201.	Motley Fool Mid-Cap Growth ETF, Series of The RBB Fund, Inc.
202.	Motley Fool Momentum Factor ETF, Series of The RBB Fund, Inc.
203.	Motley Fool Next Index ETF, Series of The RBB Fund, Inc.
204.	Motley Fool Small-Cap Growth ETF, Series of The RBB Fund, Inc.
205.	Motley Fool Value Factor ETF, Series of The RBB Fund, Inc.
206.	MUFG Japan Small Cap Active ETF, Series of The RBB Fund, Inc.
207.	Oakhurst Fixed Income Fund, Series of The RBB Fund, Inc.
208.	Optima Strategic Credit Fund, Series of The RBB Fund, Inc.
209.	SGI Dynamic Tactical ETF, Series of The RBB Fund, Inc.
210.	SGI Enhanced Core ETF, Series of The RBB Fund, Inc.
211.	SGI Enhanced Global Income ETF, Series of The RBB Fund, Inc.
212.	SGI Enhanced Market Leaders ETF, Series of The RBB Fund, Inc.
213.	SGI Global Equity Fund, Series of The RBB Fund, Inc.
214.	SGI Peak Growth Fund, Series of The RBB Fund, Inc.
215.	SGI Prudent Growth Fund, Series of The RBB Fund, Inc.
216.	SGI Small Cap Core Fund, Series of The RBB Fund, Inc.
217.	SGI U.S. Large Cap Core ETF, Series of The RBB Fund, Inc.
218.	SGI U.S. Large Cap Equity Fund, Series of The RBB Fund, Inc.
219.	WPG Partners Select Small Cap Value Fund, Series of The RBB Fund, Inc.
220.	WPG Partners Small Cap Value Diversified Fund, Series of The RBB Fund, Inc.
221.	The RBB Fund Trust
222.	RBC Funds Trust
223.	Rockefeller Municipal Opportunities Fund
224.	SEG Partners Long/Short Equity Fund
225.	Series Portfolios Trust
226.	Thompson IM Funds, Inc.
227.	Tortoise Capital Series Trust
228.	Bright Rock Mid Cap Growth Fund, Series of Trust for Professional Managers
229.	Bright Rock Quality Large Cap Fund, Series of Trust for Professional Managers
230.	CrossingBridge Low Duration High Income Fund, Series of Trust for Professional Managers
231.	CrossingBridge Nordic High Income Bond Fund, Series of Trust for Professional Managers
232.	CrossingBridge Responsible Credit Fund, Series of Trust for Professional Managers
233.	CrossingBridge Ultra-Short Duration Fund, Series of Trust for Professional Managers
234.	RiverPark Strategic Income Fund, Series of Trust for Professional Managers
235.	Dearborn Partners Rising Dividend Fund, Series of Trust for Professional Managers
236.	Jensen Global Quality Growth Fund, Series of Trust for Professional Managers
237.	Jensen Quality MidCap Fund, Series of Trust for Professional Managers
238.	Rockefeller Climate Solutions Fund, Series of Trust for Professional Managers
239.	Rockefeller US Small Cap Core Fund, Series of Trust for Professional Managers
240.	Wall Street EWM Funds Trust

  The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 190 Middle Street, Suite 301, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant

Teresa Cowan	190 Middle Street, Suite 301, Portland, ME 04101	President/Manager	None
Chris Lanza	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Kate Macchia	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Susan L. LaFond	190 Middle Street, Suite 301, Portland, ME 04101	Vice President and Chief Compliance Officer and Treasurer	None
Gabriel E. Edelman	190 Middle Street, Suite 301, Portland, ME 04101	Secretary	None
Weston Sommers	190 Middle Street, Suite 301, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

  During the Funds’ most recent fiscal year, the Distributor did not receive any net underwriting discounts or commissions, compensation on redemptions and repurchases, brokerage commissions or other compensation from the Fund.

Item 33. Location of Accounts and Records.

  The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:

Registrant’s Fund Sub-Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

Registrant’s Custodian	U.S. Bank, National Association 1555 North RiverCenter Drive, Suite 302 Milwaukee, WI 53212

Registrant’s Investment Adviser and Fund Administrator	Nicholas Company, Inc. 411 East Wisconsin Avenue, Suite 2100 Milwaukee, WI 53202

Item 34. Management Services Not Discussed in Parts A and B.

  Not applicable.

Item 35. Undertakings.

  None.

SIGNATURES

Pursuant to the requirements the Securities Act of 1933, and the Investment Company Act of 1940, each as amended, the Registrant certifies that it meets all of the requirements for effectiveness of the Registration Statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin, on the 24th day of February, 2026.

Nicholas Fund, Inc.

By:	/s/ Jennifer R. Kloehn
Jennifer R. Kloehn
Senior Vice President, Treasurer and
Principal Financial and Accounting Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 24th day of February, 2026.

/s/ David O. Nicholas*	President (Chief Executive
David O. Nicholas	Officer), and Director

/s/ John A. Hauser*	Director
John A. Hauser

/s/ David P. Pelisek*	Director
David P. Pelisek

/s/ Julie M. Van Cleave*	Director
Julie M. Van Cleave

* By:	/s/ Jennifer R. Kloehn
Jennifer R. Kloehn,
Attorney-in-Fact pursuant to
Power of Attorney previously filed
or filed herewith.

EXHIBIT INDEX

Exhibit	Exhibit No.

Opinion and Consent of Michael Best & Friedrich LLP	EX-99.i.

Consent of Deloitte & Touche LLP	EX-99.j.